UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF

THE SECURITIES EXCHANGE ACT OF 1934

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☐ Preliminary Proxy Statement

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☑ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to Section 240.14a-12

PLYMOUTH INDUSTRIAL REIT, INC.
(Name of Registrant as Specified In Its Charter)

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___________________________

PLYMOUTH INDUSTRIAL REIT, INC.

260 Franklin Street, Suite 1900
Boston, Massachusetts 02110
(617) 340-3814

August 4, 2014

Dear Stockholder:

On behalf of the Board of Directors, or the Board, of Plymouth Industrial REIT, Inc., or the Company, I invite you to attend the special meeting of stockholders, or the Special Meeting, of the Company. The meeting will be held on August 4, 2014 at 9:00 a.m. Eastern Time, at our principal executive offices located at 260 Franklin Street, Suite 1900, Boston, Massachusetts 02110.

The accompanying notice of and proxy statement contain a description of the formal business to be acted upon by the stockholders. It is important that your shares be represented at the meeting regardless of the size of your holdings. ACCORDINGLY, WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING IN PERSON, I URGE YOU TO AUTHORIZE YOUR PROXY AS SOON AS POSSIBLE. YOUR VOTE IS VERY IMPORTANT. You may do this by completing, signing and dating the enclosed proxy card and returning it promptly by fax or in the postage pre-paid envelope provided. If you attend the meeting, you may, if you wish, revoke your proxy and vote your shares in person.

Exchange Listing and Concurrent Public Offering

As we have previously disclosed, the Board has been exploring strategic alternatives to enhance the growth of the Company's real estate investment portfolio. With the assistance of our financial advisor, Sandler O'Neill & Partners, L.P., we intend to undertake an underwritten public offering to raise additional capital and to concurrently list our stock on a publicly-traded national securities exchange. If market conditions allow, we currently expect that the public offering and listing of our stock will be completed in or about the third quarter of 2014 if market conditions allow. We cannot, however, assure you that we will proceed with or complete the public offering or the exchange listing in the third quarter of 2014, or at all.

Amendment of our Charter

At this meeting, you are being asked to approve the amendment and restatement of our charter as set forth in the Second Articles of Amendment and Restatement of our charter, or the Amended Charter, a copy of which is attached to the proxy statement as Appendix A. The Amended Charter is primarily intended to accomplish two objectives in connection with the possible listing of our common stock: (1) to remove provisions of our charter that we believe may unnecessarily restrict our ability to take advantage of further opportunities for liquidity events or are redundant with or otherwise addressed or permitted to be addressed under Maryland law and (2) to amend certain provisions in a manner that we believe would be more suitable for becoming a publicly-traded REIT. The amendments that we are proposing to accomplish these objectives are described in more detail in the attached proxy statement.

We believe the Amended Charter will also more closely align our charter to those of our peers with publicly listed securities. Currently, our charter includes a number of provisions and restrictions that have been required by state securities administrators in order for us to publicly offer our stock without having it listed on a national securities exchange. Once our common stock is listed on a national securities exchange, these provisions and restrictions will no longer be required and, in some cases, if retained, would place restrictions on our activities that could put us at a competitive disadvantage compared to our peers with publicly listed securities.

We believe that the Amended Charter proposed in the accompanying proxy statement will enhance the opportunity for and impact of strategies designed to improve liquidity for our stockholders, including an exchange listing. We believe that it is in the best interests of all current stockholders to approve the amendment and restatement of our charter as set forth in the Amended Charter and Proposals 1 through 6, and that the charter amendment and restatement is important to our ability to provide liquidity and long-term value to our stockholders.

The Board unanimously recommends that the stockholders vote for the approval of the amendment and restatement of our charter as set forth in the Amended Charter by voting for each of Proposals 1 through 6.

Approvals Required

The affirmative vote of the holders of at least a majority of all outstanding shares of our common stock, voting either in person or by proxy, will be required to approve the Amended Charter. Approval of each of Proposals 1 through 6 is conditioned on approval of every other of Proposals 1 through 6. This means for the Amended Charter to be approved and implemented, holders of a majority of our outstanding common stock must vote "FOR" each of Proposals 1 through 6.

Conclusion

The accompanying notice of the special meeting of stockholders and the proxy statement contain a description of the formal business to be acted upon by the stockholders at the Special Meeting. At the Special Meeting, you will be entitled to vote on the amendment and restatement of our charter as set forth in the Amended Charter and a proposal to permit the Board to adjourn the Special Meeting, if necessary.

REGARDLESS OF THE SIZE OF YOUR HOLDINGS, IT IS VERY IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. ACCORDINGLY, WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING IN PERSON, WE URGE YOU TO AUTHORIZE YOUR PROXY AS SOON AS POSSIBLE.

You may authorize your proxy by completing, signing and dating the enclosed proxy card and returning it as soon as possible in the postage pre-paid envelope provided. You may also authorize a proxy via fax as described in the attached proxy statement. Submitting your proxy card or authorizing a proxy via fax or by mail will ensure that your shares will be represented at the meeting and voted in accordance with your wishes. If you attend the meeting, you may, if you wish, revoke your proxy and vote your shares in person.

Neither this communication nor the accompanying proxy statement shall constitute an offer to sell or the solicitation of an offer to buy any securities. Any such offer or solicitation would only be made pursuant to a registration statement filed with the U.S. Securities and Exchange Commission and applicable federal and state law. A registration statement relating to the potential initial listing and additional public offering has been filed with the U.S. Securities and Exchange Commission but has not yet become effective.

We encourage you to read the accompanying materials carefully, and thank you in advance for your continued support.

Sincerely,

/s/ Jeffrey E. Witherell

Jeffrey E. Witherell

Chairman and Chief Executive Officer

The accompanying notice, proxy statement and form of proxy are first being mailed or otherwise distributed to our stockholders on or about July 24, 2014.

This proxy statement is not an offer to sell or the solicitation of an offer to buy shares of our common stock or any other securities. Offers and sales of common stock in the anticipated underwritten public offering will only be made by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, and applicable state securities laws, on the terms and subject to the conditions set forth in such prospectus. In connection with the anticipated underwritten public offering, we have filed a Registration Statement on Form S-11 with the SEC, which has not yet been declared effective by the SEC.

PLYMOUTH INDUSTRIAL REIT, INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 4, 2014

To Our Stockholders:

You are invited to attend a Special Meeting of stockholders that will be at the headquarters of Plymouth Industrial REIT, Inc., 260 Franklin Street, Suite 1900, Boston, Massachusetts 02110. The purpose of the Special Meeting is to consider and to vote upon the following proposals:

•	Proposal 1: A proposal to approve amendments to our charter to remove or revise certain provisions relating to our stock and stockholders;
•	Proposal 2: A proposal to approve amendments to our charter to remove or revise certain provisions relating to the Board;
•	Proposal 3: A proposal to approve amendments to our charter to remove or revise certain provisions relating to the conduct of our business that limit or regulate certain of our powers;
•	Proposal 4: A proposal to approve an amendment to our charter to remove the majority voting standard for the election of directors and implement the default plurality voting standard under the Maryland General Corporation Law;
•	Proposal 5: A proposal to approve amendments to our charter to remove or revise certain provisions with respect to stockholder meeting requests, meetings, information and voting rights;
•	Proposal 6: A proposal to approve amendments to our charter to effectuate certain ministerial modifications, clarifications and conforming changes to, and the restatement of, our charter; and
•	Proposal 7: A proposal to permit the Board to adjourn the Special Meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes for the proposals.

Stockholders of record at the close of business on July 15, 2014 are entitled to notice of, and to vote at, the special meeting. As of the record date, there were 1,327,859 shares of common stock outstanding and entitled to vote.

A proxy statement and proxy card accompany this notice.

We hope to have the maximum number of stockholders present in person or by proxy at the meeting. To assure your representation at the meeting, please authorize your proxy by completing, signing, dating and mailing the enclosed proxy card. You may also authorize your proxy via fax as described in the attached proxy statement. YOUR COOPERATION IN PROMPTLY SUBMITTING YOUR PROXY WILL BE VERY MUCH APPRECIATED. For specific instructions, please refer to the instructions on the proxy card.

You may use the enclosed envelope which requires no further postage, if mailed in the United States, to return your proxy. If you attend the meeting, you may revoke your proxy and vote in person, if you desire.

By order of the Board of Directors,

/s/ Pendleton P. White, Jr.
Dated: July 24, 2014	Pendleton P. White, Jr.
Secretary

PLYMOUTH INDUSTRIAL REIT, INC.

260 Franklin Street, Suite 1900
Boston, Massachusetts 02110

PROXY STATEMENT
FOR SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD AUGUST 4, 2014

Our Board of Directors, or the Board, is furnishing you this proxy statement to solicit proxies on its behalf to be voted at the special meeting of stockholders to be held on August 4, 2014 at 9:00 a.m. Eastern Time at our principal executive offices at the address set forth above, and at any and all adjournments or postponements thereof, which we refer to as the Special Meeting. We encourage your participation in the voting at the Special Meeting and solicit your support on the proposals to be presented.

This proxy statement and the accompanying proxy card are first being mailed to stockholders on or about July 24, 2014.

Unless the context otherwise requires, all references to the "Company," "our," "we" and "us" in this proxy statement relate to Plymouth Industrial REIT, Inc. The mailing address of our principal executive offices is 260 Franklin Street, Suite 1900, Boston, Massachusetts 02110 and our telephone number is (617) 340-3814.

STOCKHOLDERS ARE URGED TO READ AND CONSIDER CAREFULLY THE INFORMATION CONTAINED IN THIS PROXY STATEMENT.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON AUGUST 4, 2014.

The proxy statement is available at http://www.plymouthreit.com/plymouth/july2014-proxy.pdf.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND RELATED MATTERS

We are providing you with this proxy statement, which contains information about the proposals to be voted upon at our Special Meeting. To make this information easier to understand, we have presented some of the information below in a question and answer format. These questions and answers may not address all questions that may be important to you as a stockholder of the Company. Please refer to the more detailed information contained elsewhere in this proxy statement and the appendix to this proxy statement. See also, "Where Can I Find More Information About the Company?"

Q.      When and where is the Special Meeting?

A.       The Special Meeting will be held on August 4, 2014 at 9:00 a.m. Eastern Time at 260 Franklin Street, Suite 1900, Boston, Massachusetts 02110.

Q.       How do I vote?

A.	•	BY FAX: Mark, sign and date the proxy card and fax it to ACS Securities, Inc. at (214) 887-7411. After indicating your votes by fax, you will not need to submit any further proxy materials by mail. The named proxies will vote your shares according to your directions. If you submit a signed proxy card without indicating your vote, the person voting will vote your shares FOR each of the proposals.
	•	BY MAIL: Mark, sign, and date the proxy card and return it in the postage-paid envelope we have provided, or return it to ACS Securities Services, Inc., 1491 Quorum Drive, Suite 200A, Dallas, Texas 75254. The named proxies will vote your shares according to your directions. If you submit a signed proxy card without indicating your vote, the person voting will vote your shares FOR each of the proposals.
	•	BY ATTENDING THE SPECIAL MEETING AND VOTING IN PERSON.

The persons authorized under the proxies will vote on any other business that may properly come before the Special Meeting, including a proposal to permit the Board to adjourn or postpone the Special Meeting to permit us to solicit additional proxies if necessary to establish a quorum or to obtain additional votes in favor of any proposal, according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote. We do not anticipate that any other matters will be raised at the meeting.

Q.       Why did you send me this proxy statement?

A.       We sent you this proxy statement and the proxy card on behalf of the Board, which is soliciting a proxy from you to vote your shares at the Special Meeting. This proxy statement contains information we are required to provide to you, and is designed to assist you in voting your shares.

Q.       Will my vote make a difference?

A.       Yes. Your vote is needed to ensure that the proposals can be acted upon. YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save the Company significant additional expenses associated with soliciting stockholder votes. We encourage you to participate in the governance of the Company.

PLEASE VOTE YOUR SHARES BY AUTHORIZING YOUR PROXY VIA FAX OR BY COMPLETING, SIGNING AND DATING THE ACCOMPANYING PROXY CARD AND RETURNING IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

Q.       Who is entitled to vote?

A.       On or about July 24, 2014, we will begin mailing the proxy materials to all stockholders of record as of the close of business on July 15, 2014, the record date fixed by the Board for determining the holders of record of our common stock entitled to notice of and to vote at the Special Meeting.

Q.       How many votes do I have?

A.       Each of the outstanding shares of our common stock, as of the close of business on the record date, is entitled to one vote on all matters to be voted upon at the Special Meeting. On the record date, there were shares of common stock issued and outstanding.

Q.       What am I voting on?

A.       At the Special Meeting, we will be asking you to consider and vote upon the following:

•	the following series of proposals to approve the amendment and restatement of our charter as set forth in the Second Articles of Amendment and Restatement of our charter, the Amended Charter, a copy of which is attached to this proxy statement as Appendix A:
o	Proposal 1: A proposal to approve amendments to our charter to remove or revise certain provisions relating to our stock and stockholders;
o	Proposal 2: A proposal to approve amendments to our charter to remove or revise certain provisions relating to the Board;
o	Proposal 3: A proposal to approve amendments to our charter to remove or revise certain provisions relating to the conduct of our business that limit or regulate certain of our powers;
o	Proposal 4: A proposal to approve an amendment to our charter to remove the majority voting standard for the election of directors and implement the default plurality voting standard under the Maryland General Corporation Law;
o	Proposal 5: A proposal to approve amendments to our charter to remove or revise certain provisions with respect to stockholder meeting requests, meetings, information and voting rights;
o	Proposal 6: A proposal to approve amendments to our charter to effectuate certain ministerial modifications, clarifications and conforming changes to, and the restatement of, our charter; and
•	Proposal 7: A proposal to permit the Board to adjourn the Special Meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes for the proposals.

Q.       What are our Board's recommendations?

A.       The Board unanimously recommends a vote:

•	FOR Proposals 1 through 6 related to the amendment and restatement of our charter as set forth in the Amended Charter; and
•	FOR the proposal to permit the Board to adjourn the Special Meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes for the proposals.

Q.       Why are we pursuing an initial listing and additional public offering of our common stock at this time?

A.       We currently intend to pursue the initial listing of our common stock and concurrent underwriting public offering of additional shares in or about the third quarter of 2014. We believe that these actions will provide you with a more liquid market for your shares of common stock in the future. Currently, your options for liquidity are very limited as our share repurchase program has been terminated, and, even had it not been terminated, in any 12-month period, we would have only been able to repurchase up to 5% of the weighted average number of shares of our common stock outstanding during the prior calendar year. We believe that an exchange listing will make it easier for potential investors to buy our common stock, and that it will provide a more transparent market for our common stock, as all trades on the exchange will be reported. As a result, we believe that an exchange listing will provide you with a more liquid market for your shares of common stock in the future. There can be no assurance, however, that an active trading market will develop or be sustained, that the market will provide greater liquidity or that you will be able to sell your shares in the future at a desirable price or at all.

In addition to seeking to provide more liquidity to you for your shares, we believe that an exchange listing and additional public offering will better position the Company for future growth. In order to capitalize on future growth opportunities, we need to be able to access capital to fund our potential investments and to maintain appropriate levels of debt. We believe that the listing of our common stock on a national securities exchange and the proposed concurrent public offering would be an important step in increasing our access to equity capital and enabling us to grow our business.

We cannot assure you whether or when we will proceed with or complete an exchange listing or the underwritten public offering of our common stock. This proxy statement shall not constitute an offer to sell or the solicitation of an offer to buy any securities. Any such offer or solicitation would only be made pursuant to a registration statement filed with the U.S. Securities and Exchange Commission, or the SEC, and applicable federal and state law. A registration statement relating to the underwritten public offering has been filed with the SEC, but has not yet become effective.

Q.       What is the purpose of the amendments to our charter?

A.       The proposed amendments to our charter are primarily intended to accomplish two objectives in connection with the possible listing of our common stock: (1) to remove provisions of our charter that we believe may unnecessarily restrict our ability to take advantage of further opportunities for liquidity events or are redundant with or otherwise addressed or permitted to be addressed under Maryland law and (2) to amend certain provisions in a manner that we believe would be more suitable for becoming a publicly-traded REIT. The majority of the changes to our charter that we are proposing relate to the removal or revision of provisions and restrictions currently contained in our charter that were required by state securities administrators in order for us to publicly offer our stock without having it listed on a national securities exchange. Once our common stock is listed on a national securities exchange, these provisions and restrictions will no longer be required and, in some cases, if retained, would place restrictions on our activities that could put us at a competitive disadvantage compared to our peers with listed securities.

Q.       When do you expect the Amended Charter to be effective?

A.       If the amendment of our charter as set forth in the Amended Charter is approved by our stockholders, the Amended Charter will become effective upon its filing with the State Department of Assessments and Taxation of Maryland. We expect to file the proposed Amended Charter promptly following its approval. This means that the changes to the charter may be effective in advance of when, and whether or not, we complete an exchange listing.

Q.       What happens if the proposals for the amendment and restatement of our charter as set forth in the Amended Charter are not approved?

A.       Approval of each of Proposals 1 through 6 is conditioned upon approval of all others of Proposals 1 through 6, which means that all of these proposals must be approved for the amendment and restatement of the charter to be considered approved by our stockholders. If the proposals for the amendment of our charter as set forth in the Amended Charter are not approved, the Board will consider all of its options in connection with the currently contemplated exchange listing and concurrent public offering. The Board may determine to move forward with the exchange listing and/or the concurrent public offering, or to abandon the exchange listing and/or the concurrent public offering.

Q.       How many votes do you need to hold the Special Meeting?

A.       In order for us to conduct the Special Meeting, we must have a quorum, which means that 50% of our outstanding shares of common stock as of the close of business on the record date must be present in person or by proxy at the Special Meeting. Your shares will be counted as present at the Special Meeting if you:

•	authorize a proxy over via fax;
•	properly submit a proxy card (even if you do not provide voting instructions); or
•	attend the Special Meeting and vote in person.

The inspector of election appointed by us for the Special Meeting will determine whether or not a quorum is present. Abstentions and broker non-votes will count toward the presence of a quorum. A broker "non-vote" occurs when a broker holding stock on behalf of a beneficial owner submits a signed proxy but does not vote on a non-routine proposal because the broker does not have discretionary power with respect to that item and has not received instructions from the beneficial owner.

Q.      What vote is required to approve each proposal, assuming that a quorum is present at the Special Meeting?

A.      Under our charter, the affirmative vote of a majority of the shares of our common stock issued and outstanding is required to approve each of Proposals 1 through 6 to amend and restate our charter as set forth in the Amended Charter. In addition, approval of each of Proposals 1 through 6 is conditioned upon approval of all others of Proposals 1 through 6, which means that all of these proposals must be approved for the amendment and restatement of the charter to be considered approved by our stockholders. The affirmative vote of a majority of the votes cast by stockholders present in person or by proxy at the meeting is required to approve the proposal to permit the Board to adjourn the Special Meeting. Abstentions and broker non-votes will have the effect of a vote against the proposals relating to the amendment and restatement of our charter but will have no effect on the outcome of the proposal relating to permitting the Board to adjourn of the Special Meeting.

Q.      May I revoke my proxy?

A.      Yes. Each stockholder giving a proxy has the power to revoke it at any time before the shares it represents are voted by giving written notice of the revocation to our Secretary, by delivering a later-dated proxy (which automatically revokes the earlier proxy), by submitting a proxy again by telephone, via fax or via the Internet or by voting in person at the Special Meeting. Attendance at the Special Meeting will not, by itself, constitute revocation of a previously granted proxy.

Q.      What is the effect of abstentions and broker non-votes?

A.      Because the proposals to approve the Amended Charter must be approved by a majority of the shares of our common stock issued and outstanding, abstentions and broker non-votes will have the effect of votes against each of Proposals 1 through 6 and the amendment and restatement of the charter. However, because they are not considered votes cast, abstentions and broker non-votes will have no effect on the outcome of the proposal to permit the Board to adjourn the Special Meeting, which only requires the affirmative vote of a majority of the votes cast by stockholders present in person or by proxy at the meeting. As described above, a "broker non-vote" occurs when a broker holding stock on behalf of a beneficial owner submits a proxy but does not vote on a non-routine proposal because the broker does not have discretionary power with respect to that item and has not received instructions from the beneficial owner.

Q.      Who will solicit and pay the cost of soliciting proxies for the Special Meeting?

A.      We will bear all expenses incurred in connection with the solicitation of proxies. Our officers, directors and employees may solicit proxies by mail, personal contact, letter, telephone, telegram, facsimile or other electronic means. They will not receive any additional compensation for those activities, but they may be reimbursed for their out-of-pocket expenses.

Q.      Could other matters be decided at the Special Meeting?

A.      As of the date of this proxy statement, the above-referenced proposals are the only matters of which we are aware that are to be acted upon at the Special Meeting. If any other matter should properly come before the Special Meeting, the persons appointed by you in your proxy will vote on those matters in accordance with the recommendation of the Board, or, in the absence of such a recommendation, in accordance with their discretion. The affirmative vote of a majority of the votes cast will be required for approval.

Q.      Who can help answer my questions?

A.      Please contact ACS Securities, at (214) 887-7411, if you have any questions about the Special Meeting or with respect to authorizing a proxy to vote your shares at the Special Meeting.

Q.      Where can I find more information about the Company?

A:      We file annual, quarterly and current reports and other information with the SEC. You may read and copy any reports or other information we file with the SEC on the web site maintained by the SEC at http://www.sec.gov. Our SEC filings are also available to the public at the SEC's Public Reference Room located at 100 F Street, N.E., Washington, DC 20549. You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, DC 20549. Please call the SEC at 1-800-SEC-0330 or 1-202-551-7900 for further information regarding the public reference facilities.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

We make statements in this proxy statement that are forward-looking statements, which are usually identified by the use of words such as "anticipates," "believes," "estimates," "expects," "intends," "may," "plans" "projects," "seeks," "should," "will," and variations of such words or similar expressions. Our forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by our forward-looking statements are reasonable, we can give no assurance that our plans, intentions, expectations, strategies or prospects will be attained or achieved and you should not place undue reliance on these forward-looking statements. Furthermore, actual results may differ materially from those described in the forward-looking statements and may be affected by a variety of risks and factors including, without limitation:

•	whether or not, and when, we proceed with or complete an exchange listing or additional public offering, and market, timing and other factors that may affect our ability or a decision to do so;
•	the competitive environment in which we operate;
•	real estate risks, including fluctuations in real estate values and the general economic climate in local markets and competition for tenants in such markets;
•	decreased rental rates or increasing vacancy rates;
•	potential defaults on or non-renewal of leases by tenants;
•	potential bankruptcy or insolvency of tenants;
•	acquisition risks, including failure of such acquisitions to perform in accordance with projections;
•	the timing of acquisitions and dispositions;
•	national, international, regional and local economic conditions;
•	the general level of interest rates;
•	potential changes in the law or governmental regulations that affect us and interpretations of those laws and regulations, including changes in real estate and zoning or REIT tax laws, and potential increases in real property tax rates;
•	financing risks, including the risks that our cash flows from operations may be insufficient to meet required payments of principal and interest and we may be unable to refinance debt upon maturity or obtain new financing on attractive terms or at all;

•	lack of or insufficient amounts of insurance;
•	our ability to qualify and maintain our qualification as a REIT;
•	litigation, including costs associated with prosecuting or defending claims and any adverse outcomes, and
•	possible environmental liabilities, including costs, fines or penalties, that may be incurred due to necessary remediation of contamination of properties owned by us.

Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us. Except as required by law, we are not obligated to, and do not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

INTRODUCTORY NOTE TO PROPOSALS 1 THROUGH 6 RELATING TO THE

PROPOSED AMENDMENT AND RESTATEMENT OF OUR CHARTER

We currently intend to pursue the initial listing of our common stock on a national securities exchange in or about the third quarter of 2014 and a concurrent underwritten public offering in connection with the exchange listing. On June 6, 2014, the Board determined that the amendment and restatement of our charter, as set forth in the Amended Charter, were advisable in connection with the proposed listing of our common stock on a national securities exchange and the related underwriting public offering. The changes that would be made to our charter by the Amended Charter are primarily intended to accomplish two objectives in connection with the possible exchange listing of our common stock: (1) to remove provisions of our charter that we believe might unnecessarily restrict our ability to take advantage of future opportunities for liquidity events or are redundant with or otherwise addressed or permitted to be addressed under Maryland law and (2) to amend certain provisions in a manner that we believe would be more suitable for becoming a publicly-traded REIT.

The majority of the changes that we are proposing to our charter relate to the removal or revision of provisions and restrictions currently contained in our charter that were required by state securities administrators in order for us to publicly offer our stock without having it listed on a national securities exchange. Once our common stock is listed on a national securities exchange, these provisions and restrictions will no longer be required and, in some cases, if retained, would place restrictions on our activities that could put us at a competitive disadvantage compared to our peers with listed securities.

The principal changes to our charter that would be made in the Amended Charter are summarized below in the following Proposals 1 through 6. The overview of the proposed changes in this Introductory Note and the descriptions provided in each of Proposals 1 through 6 are qualified in their entirety by the complete text of Amended Charter, which is included as Appendix A to this proxy statement, which has been marked to show the proposed changes from our current charter and which you should read in its entirety.

Approval of the Amended Charter

Approval of each of Proposals 1 through 6 is conditioned on approval of every other of Proposals 1 through 6. This means that for the proposed Amended Charter to be approved and implemented our stockholders must vote "FOR" each of Proposals 1 through 6.

Effectiveness of the Amended Charter

If the amendments to our charter as set forth in Proposals 1 through 6 and the Amended Charter are approved by our stockholders, the Amended Charter will become effective when filed with, and accepted for record by, the State Department of Assessments and Taxation of Maryland. We intend to file the Amended Charter promptly following its approval. This means that the changes to the charter may be effective in advance of when, and whether or not, we complete an exchange listing.

Appraisal Rights

Under Maryland law and our charter, you will not be entitled to rights of appraisal with respect to the amendment and restatement of our charter as set forth in the Amended Charter. Accordingly, to the extent that you object to the amendment and restatement of our charter as set forth in the Amended Charter, you will not have the right to have a court judicially determine (and you will not receive) the fair value for your shares of common stock under the provisions of Maryland law governing appraisal rights.

THE BOARD UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE FOR THE APPROVAL OF EACH OF PROPOSALS 1 THROUGH 6.

PROPOSAL 1: APPROVAL OF AMENDMENTS TO OUR CHARTER TO

REMOVE OR REVISE CERTAIN PROVISIONS RELATING TO OUR STOCK AND STOCKHOLDERS

In this Proposal 1, we are proposing to remove or revise NASAA REIT Guidelines provisions from our charter that relate to the terms and rights of our classes and series of equity stock, including our common stock, and to offerings of our equity stock, all as more particularly described below:

•	Delete the requirement that all shares of stock be fully paid and nonassessable when issued. Although the Company has no present intention of doing so, the Maryland General Corporation Law, or the MGCL, permits a corporation to issue stock in exchange for future payment or stock that is assessable.
•	Delete the NASAA REIT Guidelines limitations on the voting rights which may be afforded to classes of common stock and preferred stock, respectively, in a private offering. This change would provide our Board more flexibility in determining what terms and rights of a new class or series of stock, including voting rights, would be in the best interests of the Company at the time of issuance. The change may increase the possible dilutive effect of potential future private issuances of stock.
•	Delete the NASAA REIT Guidelines prohibition on distributions in kind and add a provision specifically permitting dividends to be paid in shares of one class to the holders of shares of another class to provide the Company more flexibility with respect to distributions.
•	Delete the NASAA REIT Guidelines provision specifying that we will not issue stock certificates unless otherwise provided by our Board, as we do not believe that other listed company charters generally include this requirement.
•	Delete the NASAA REIT Guidelines requirement related to certain stockholder suitability requirements that would no longer be applicable once our common stock is listed on an exchange.
•	Delete the provisions related to tender offers that would no longer be required once our common stock is listed on an exchange, including (i) requiring any person making a tender offer, including a mini-tender offer, to comply with all of the provisions set forth in Regulation 14D under the Securities Exchange Act of 1934, as amended, that would be applicable if the tender offer was for more than five percent of the outstanding shares of our stock and (ii) in the event of a non-compliant tender offer, permitting us to redeem such non-compliant person's shares, as the provisions will no longer be applicable.

The affirmative vote of a majority of the issued and outstanding shares of our common stock is required to approve this Proposal 1. If you abstain from voting on the proposal, it will have the effect of a vote against the proposal. Proxies received will be voted FOR approval of this proposal unless you designate otherwise.

In addition, approval of each of Proposals 1 through 6, including this Proposal, is conditioned on approval of each other of Proposals 1 through 6. This means that if you abstain from voting on or vote against this proposal, it will have the effect of a vote against all of the other proposed amendments to our charter.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE AMENDMENTS TO OUR CHARTER TO REMOVE OR REVISE CERTAIN PROVISIONS RELATING TO OUR STOCK AND OUR STOCKHOLDERS.

PROPOSAL 2: APPROVAL OF AMENDMENTS TO OUR CHARTER TO

REMOVE OR REVISE CERTAIN PROVISIONS RELATING TO OUR BOARD OF DIRECTORS

In this Proposal 2, we are proposing to remove or revise NASAA REIT Guidelines provisions from our charter that relate to the number, qualifications and service of our directors, to add certain related provisions that we believe are more suitable for becoming a publicly traded REIT and to add certain director removal limitations to our charter, as more particularly described below:

•	Delete the NASAA REIT Guidelines requirement that our Board be comprised of at least three directors. Under the MGCL, our Board may be comprised of as few as one director. Also remove the requirement that a majority of our Board consist of independent directors (as defined by the NASAA REIT Guidelines). Stock exchange rules would require that a majority of our directors be independent in order for us to list shares of our common stock, and we believe that the applicable stock exchange definition of independence provides an appropriate definition of independence for a publicly listed company. Removing the definition required by the NASAA REIT Guidelines will eliminate any possibility of conflict between such definition and the stock exchange definition.
•	Delete the NASAA REIT Guidelines requirements that each non-independent director have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage our assets and that at least one independent director have at least three years of relevant real estate experience. We believe our Board, in consideration of the many characteristics that may make a nominee a valuable addition to our Board, should have discretion in the nomination of directors.
•	Delete the NASAA REIT Guidelines requirement that a majority of the members of all committees (even ad hoc committees) be independent directors as such requirement is more stringent than stock exchange rules with respect to committee composition.
•	Delete the NASAA REIT Guidelines requirement that each director hold office for one year, until the next annual meeting of stockholders and until his or her successor is duly elected and qualified. Pursuant to the MGCL, unless a corporation's board of directors is classified (which our Board is not) or the terms of any class or series of stock pursuant to which directors are elected provide otherwise, directors hold office until the next annual meeting of stockholders and until their successors are duly elected and qualify. Our Board currently intends to adopt amended and restated bylaws for the Company, which would include a similar provision and which would provide that neither our Board nor any stockholder will take action to classify the Board of Directors.
•	Delete the NASAA REIT Guidelines statement that directors serve in a fiduciary capacity and have fiduciary duties. Under the MGCL, each director has a duty to act in good faith, with a reasonable belief that his or her action is in the Company's best interests and with the care of an ordinarily prudent person in a like position under similar circumstances.
•	Delete the NASAA REIT Guidelines requirements that certain specified matters, including the issuance of preferred stock, be approved by the independent directors, in order to provide more flexibility to our Board in connection with such matters.
•	Delete the NASAA REIT Guidelines restrictions on exculpation and indemnification of, and advance of expenses to, directors and officers and instead provide for exculpation, indemnification and advance of expenses to the maximum extent permitted by Maryland law, which we believe is common for public companies (including REITs) formed under Maryland law and which we believe will enhance our ability to attract and retain directors and officers.
•	Insert a provision that our directors may only be removed for "cause," meaning a conviction of a felony or final judgment of a court of competent jurisdiction holding that the director caused demonstrable material harm to the company through bad faith or active and deliberate dishonesty, and requiring the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors to effect such removal (instead of the current majority).
•	Delete a NASAA REIT Guidelines provision providing that the NASAA REIT Guidelines were to control in the event the Board determined they conflicted with any non-mandatory provision of the MGCL. This provision should no longer be necessary as a result of the deletion of the other NASAA REIT Guidelines provisions.

•	Delete the requirement that a majority of independent directors approve Board actions to which certain NASAA REIT Guidelines applied, given that the sections of the charter pertaining to such NASAA REIT Guidelines are being removed.

The affirmative vote of a majority of the issued and outstanding shares of our common stock is required to approve this Proposal 2. If you abstain from voting on the proposal, it will have the effect of a vote against the proposal. Proxies received will be voted FOR approval of this proposal unless you designate otherwise.

In addition, approval of each of Proposals 1 through 6, including this Proposal, is conditioned on approval of each other of Proposals 1 through 6. This means that if you abstain from voting on or vote against this proposal, it will have the effect of a vote against all of the other proposed amendments to our charter.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE AMENDMENTS TO OUR CHARTER TO REMOVE OR REVISE CERTAIN PROVISIONS RELATING TO OUR BOARD OF DIRECTORS.

PROPOSAL 3: APPROVAL OF AMENDMENTS TO OUR CHARTER TO

REMOVE OR REVISE CERTAIN PROVISIONS RELATING TO THE CONDUCT OF OUR BUSINESS THAT LIMIT OR REGULATE CERTAIN OF OUR POWERS

In this Proposal 3, we are proposing to remove or revise NASAA REIT Guidelines provisions that limit or regulate how the Company operates and the process by which it engages in certain transactions, all as more particularly described below:

•	Delete the NASAA REIT Guidelines restrictions on share repurchases which we believe are uncommon in public company charters and which reduce flexibility.
•	Delete the NASAA REIT Guidelines requirements related to distribution reinvestment plans that establish disclosure and withdrawal rights which we believe are uncommon in public company charters.
•	Replace the NASAA REIT Guidelines provisions related to the appointment of, supervision of and payment of enumerated fees to an external advisor with a provision simply permitting our Board to authorize the execution of and performance by us of one or more agreements with any external advisor or manager.
•	Delete the NASAA REIT Guidelines provisions limiting our investment objectives and requiring an annual review of our investment policies and prohibiting certain joint ventures and investments in equity securities as we do not believe these provisions are customarily included in listed company charters.
•	Delete the NASAA REIT Guidelines provisions relating to affiliated transactions. Under the MGCL, a transaction between a company and any of its directors or any other entity in which any of its directors is a director or has a material financial interest is subject to voidability unless the transaction is approved by the affirmative vote of a majority of disinterested directors or a majority of the votes cast by disinterested stockholders or is fair and reasonable to the company.
•	Delete the NASAA REIT Guidelines restrictions on voting of shares held by our advisor, our directors and their affiliates regarding the removal of our advisor or directors or a transaction between our advisor, our directors or their affiliates and us, as we do not believe these are customary restrictions in listed company charters.
•	Delete the NASAA REIT Guidelines restrictions on roll-up transactions, which would otherwise cease to be applicable one year following listing.

•	Delete the provisions related to certain required actions if our stock is not listed by October 1, 2018 as they will no longer be relevant.

The affirmative vote of a majority of the issued and outstanding shares of our common stock is required to approve this Proposal 3. If you abstain from voting on the proposal, it will have the effect of a vote against the proposal. Proxies received will be voted FOR approval of this proposal unless you designate otherwise.

In addition, approval of each of Proposals 1 through 6, including this Proposal, is conditioned on approval of each other of Proposals 1 through 6. This means that if you abstain from voting on or vote against this proposal, it will have the effect of a vote against all of the other proposed amendments to our charter.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE AMENDMENTS TO OUR CHARTER TO REMOVE OR REVISE CERTAIN PROVISIONS RELATING TO THE CONDUCT OF OUR BUSINESS THAT LIMIT OR REGULATE CERTAIN OF OUR POWERS.

PROPOSAL 4: APPROVAL OF AMENDMENT TO OUR CHARTER TO REMOVE

THE MAJORITY VOTING STANDARD FOR THE ELECTION OF DIRECTORS

AND IMPLEMENT THE DEFAULT PLURALITY VOTING STANDARD

UNDER THE MARYLAND GENERAL CORPORATION LAW

If adopted, this Proposal 4 would delete the NASAA REIT Guidelines requirement that a director receive the affirmative vote of a majority of the shares present in order to be elected. We believe it is advisable to delete this provision because it creates a possibility that no nominee would be elected to fill a director seat. If no nominee for a director seat receives the vote of a majority of shares present because, for example, many stockholders abstain, then the previously elected director will continue to serve as a "holdover" director. In addition, there can be significant costs and delays to the Company when soliciting stockholder votes, which may be greater under the current majority voting standard.

If this proposal is adopted, then we intend to similarly revise the related provision of our bylaws so that, consistent with the default standard under the MGCL, a plurality of all the votes cast at a meeting at which a quorum is present would be sufficient to elect a director. If adopted, this proposal and the revised bylaws would result in the election of the nominee who receives the most affirmative votes in a director election. This proposal would change and diminish the effect of an abstention, which currently counts as a vote against a director nominee, so that it will qualify as present for the purposes of a quorum but will have no effect on the outcome of the election. Adoption of this proposal also may diminish the effect of a vote against a nominee because a nominee who received many against votes would, nevertheless, be elected if there is no opposition candidate.

The affirmative vote of a majority of the issued and outstanding shares of our common stock is required to approve this Proposal 4. If you abstain from voting on the proposal, it will have the effect of a vote against the proposal. Proxies received will be voted FOR approval of this proposal unless you designate otherwise.

In addition, approval of each of Proposals 1 through 6, including this Proposal, is conditioned on approval of each other of Proposals 1 through 6. This means that if you abstain from voting on or vote against this proposal, it will have the effect of a vote against all of the other proposed amendments to our charter.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE AMENDMENTS TO OUR CHARTER TO REMOVE THE MAJORITY VOTING STANDARD FOR THE ELECTION OF DIRECTORS AND IMPLEMENT THE DEFAULT PLURALITY VOTING STANDARD UNDER THE MARYLAND GENERAL CORPORATION LAW.

PROPOSAL 5: APPROVAL OF AMENDMENTS TO OUR CHARTER TO

REMOVE OR REVISE CERTAIN PROVISIONS WITH RESPECT TO STOCKHOLDER

MEETING REQUESTS, MEETINGS, INFORMATION AND VOTING RIGHTS

In this Proposal 5, we are proposing to remove or revise certain provisions of the charter that relate to stockholder meetings, stockholder information rights and stockholder voting rights, all as more particularly described below:

•	Delete the NASAA REIT Guidelines requirement that an annual meeting of stockholders be held no less than thirty (30) days after delivery of our annual report as we do not believe that this restriction is common in listed company charters, and we believe that our Board should have maximum flexibility in setting our annual meeting date subject to applicable laws and regulations.
•	Delete the NASAA REIT Guidelines requirement that a special meeting of stockholders be called upon the request of the holders of at least ten percent (10%) of the outstanding shares entitled to vote. Under the MGCL, the percentage required to call a meeting can be as high as a majority. By approving the deletion of this provision from the charter, you effectively will be permitting our Board to set the threshold for a special meeting request by our stockholders in its discretion and without stockholder approval through our Company bylaws. Our current bylaws may be amended by either the board of directors or the stockholders, and our Board currently plans to adopt amended and restated bylaws for the Company that would include provisions governing stockholder special meeting requests. The revised bylaws that our Board intends to adopt would increase the threshold for stockholder special meeting requests and would require us to call a special meeting of stockholders upon the proper request of the holders of at least a majority of the votes entitled to be cast on the matter at such meeting. The amended and restated bylaws that our Board plans to adopt also would give our Board exclusive power to adopt, alter or repeal the bylaws.
•	Delete the provisions related to notice of stockholder meetings and quorum at such meetings. Our bylaws include, and the amended and restated bylaws that our Board currently intends to adopt will include, provisions that govern notices of and quorum at stockholder meetings.
•	Delete the NASAA REIT Guidelines requirements related to stockholder approval of certain matters as the MGCL already requires stockholder approval for such matters.
•	Delete the NASAA REIT Guidelines requirements related to inspection rights as the MGCL already grants inspection rights. The inspection rights provided by the MGCL are more limited than the rights under the NASAA REIT Guidelines, as the MGCL only permits a holder or holders of 5% or more of the outstanding stock to inspect the records, while the NASAA REIT Guidelines grant inspection rights to all stockholders.
•	Delete the NASAA REIT Guidelines requirement that we provide a copy of our stockholder list to any stockholder upon request. The MGCL requires only that a stockholder list be provided to stockholders of record of at least five percent (5%) of the outstanding shares of any class for at least six months.
•	Delete the NASAA REIT Guidelines requirement that an annual report be provided to each stockholder within one hundred twenty (120) days after the end of the fiscal year. The MGCL requires that an annual statement of affairs, including a balance sheet and a financial statement of operations, be submitted at the annual meeting of stockholders and made available for inspection within twenty (20) days thereafter.

The affirmative vote of a majority of the issued and outstanding shares of our common stock is required to approve this Proposal 5. If you abstain from voting on the proposal, it will have the effect of a vote against the proposal. Proxies received will be voted FOR approval of this proposal unless you designate otherwise.

In addition, approval of each of Proposals 1 through 6, including this Proposal, is conditioned on approval of each other of Proposals 1 through 6. This means that if you abstain from voting on or vote against this proposal, it will have the effect of a vote against all of the other proposed amendments to our charter.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE AMENDMENTS TO OUR CHARTER TO REMOVE OR REVISE CERTAIN PROVISIONS WITH RESPECT TO STOCKHOLDER MEETING REQUESTS, STOCKHOLDER MEETINGS, INFORMATION AND VOTING RIGHTS.

PROPOSAL 6: APPROVAL OF AMENDMENTS TO OUR CHARTER TO EFFECTUATE

CERTAIN MINISTERIAL MODIFICATIONS, CLARIFICATIONS AND CONFORMING

CHANGES TO, AND THE RESTATEMENT OF, OUR CHARTER

In addition to the proposed amendments to the Company's charter particularly described in Proposals 1 through 5 above, we are proposing in this Proposal 6 to amend the charter to integrate all of the amendments to the charter proposed in Proposals 1 through 6, to conform cross-references and section titles, to make other immaterial typographical and drafting changes throughout the charter and to restate the charter to incorporate all the amendments approved in Proposals 1 through 5 along with all previously approved provisions.

The affirmative vote of a majority of the issued and outstanding shares of our common stock is required to approve this Proposal 6. If you abstain from voting on the proposal, it will have the effect of a vote against the proposal. Proxies received will be voted FOR approval of this proposal unless you designate otherwise.

In addition, approval of each of Proposals 1 through 6, including this Proposal, is conditioned on approval of each other of Proposals 1 through 6. This means that if you abstain from voting on or vote against this proposal, it will have the effect of a vote against all of the other proposed amendments to our charter. In addition, this means that a vote for Proposal 6 will not count as a vote for Proposals 1 through 5.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE AMENDMENTS TO OUR CHARTER TO EFFECTUATE CERTAIN MINISTERIAL MODIFICATIONS, CLARIFICATIONS AND CONFORMING CHANGES TO, AND THE RESTATEMENT OF, OUR CHARTER.

PROPOSAL 7: PERMIT THE BOARD TO ADJOURN THE SPECIAL MEETING

The seventh proposal is to permit the Board to adjourn the Special Meeting, if necessary, to solicit additional proxies in favor of Proposals 1 through 6 if there are not sufficient votes for any of such proposals.

Vote Required

The affirmative vote of a majority of the votes cast by stockholders present in person or by proxy at the meeting is required to approve this proposal. If you abstain from voting on the proposal, it will have no effect on the outcome of the vote. Proxies received will be voted FOR approval of this proposal unless stockholders designate otherwise.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THIS PROPOSAL.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding the beneficial ownership of our common stock as of May 31, 2014 by (1) each current director, (2) each current executive officer, and (3) all current directors and executive officers as a group. No stockholder known to us owns beneficially more than 5% of our outstanding common stock. The number of shares beneficially owned by each entity, person, director or executive officer is determined under the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power. Unless otherwise indicated, each person has sole voting and investment power (or shares such powers with his spouse) with respect to the shares set forth in the following table.

Name and Address of Beneficial Owner (1)	Number of Shares and Nature of Beneficial Ownership	Percent of Class (2)
Jeffrey E. Witherell	57,076(3)	4.3
Pendleton P. White, Jr.	56,745(4)	4.3
Daniel C. Wright	---
Philip S. Cottone	13,248	1.0
Richard J. DeAgazio	12,737	1.0
David G. Gaw	14,341	1.1
Total Held by Executive Officers and Directors as a Group (6 persons)	154,147	11.2

_____________________

(1) The address of each director and executive officer is that of the Company.

(2) The percentage of shares owned provided in the table is based on 1,319,786 shares outstanding as of May 31, 2014. Percentage of beneficial ownership by a person as of a particular date is calculated by dividing the number of shares beneficially owned by such person as of May 31, 2014 by the sum of the number of shares of common stock outstanding as of such date.

(3) Includes 56,540 shares of common stock owned by Plymouth Group Real Estate of which Mr. Witherell may be deemed to be the beneficial owner.

(4) Includes 56,540 shares of common stock owned by Plymouth Group Real Estate of which Mr. White may be deemed to be the beneficial owner.

STOCKHOLDER PROPOSALS FOR 2015 ANNUAL MEETING

Any stockholder who intends to present a proposal at the annual meeting in the year 2015, and who wishes to have the proposal included in our proxy statement for that meeting, must deliver the proposal to Jeffrey E. Witherell, c/o of Plymouth Industrial REIT, Inc., 260 Franklin Street, Suite 1900, Boston, Massachusetts 02110 by December 31, 2014, assuming the 2015 meeting is held within 30 calendar days of the calendar date of the 2014 meeting. If the 2015 meeting is not held within 30 days of the 2014 meeting, any proposal must be received a reasonable time before Plymouth Industrial REIT, Inc. begins to print and send its proxy materials. All proposals must meet the requirements set forth in our bylaws and the rules and regulations of the SEC in order to be eligible for inclusion in the proxy statement for that meeting.

MULTIPLE STOCKHOLDERS SHARING AN ADDRESS

The rules of the SEC permit companies to provide a single proxy statement to households in which more than one stockholder resides. This process is known as householding. Stockholders who share an address and who have been previously notified that their broker, bank or other intermediary will be householding their proxy materials will receive only one copy of our proxy statement unless they have affirmatively objected to the householding notice.

Stockholders sharing an address who received only one set of these materials may request a separate copy which will be sent promptly at no cost by contacting our corporate secretary at (617) 340-3814. For future meetings, a stockholder may request separate annual reports or proxy statements, or may request the householding of such materials, by contacting us as noted above.

OTHER MATTERS

As of the date of this proxy statement, the above are the only matters we are aware of that are to be acted upon at the Special Meeting. If any other matter should come before the Special Meeting, the persons appointed by your proxy will vote on those matters in accordance with the recommendation of our Board, or, in the absence of such a recommendation, in accordance with their discretion. The affirmative vote of a majority of the votes cast by stockholders on any such other matter will be required for approval.

YOUR VOTE IS IMPORTANT. THE PROMPT RETURN OF PROXIES, INCLUDING YOUR PROXIES AUTHORIZED VIA FAX, WILL SAVE US THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. WE ENCOURAGE YOU TO COMPLETE, SIGN, DATE AND RETURN YOUR PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE, OR AUTHORIZE YOUR PROXY VIA FAX, BEFORE THE MEETING, SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE MEETING.

___________

Appendix A

Form of Second Articles of Amendment and Restatement

PLYMOUTH INDUSTRIAL REIT, INC.

SECOND ARTICLES OF AMENDMENT AND RESTATEMENT

~~OF~~
~~PLYMOUTH OPPORTUNITY REIT, INC.~~

~~FIRST:~~ Plymouth ~~Opportunity~~Industrial REIT, Inc., a Maryland corporation (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland (the "SDAT") that:

FIRST: The Corporation desires to amend and restate its charter as currently in effect and as hereinafter amended.

SECOND: ~~The Corporation currently has authority to issue 1,000 shares of common stock, par value $0.01 per share.THIRD: The following provisions are all the~~ The provisions of the charter ~~currently~~of the Corporation, which are now in effect and as ~~hereinafter~~ amended hereby in accordance with the Maryland General Corporation Law, or any successor statute (the "MGCL"), are as follows:

ARTICLE I.

INCORPORATION

Shannon Bertino, whose address is 2200 Ross Avenue, Suite 2200, Dallas, Texas 75201, being at least 18 years of age, formed a corporation under the general laws of the State of Maryland on March 7, 2011.

ARTICLE II.~~ARTICLE I~~

NAME

The name of the Corporation is Plymouth ~~Opportunity~~Industrial REIT, Inc.

ARTICLE III.~~ARTICLE II~~

PURPOSE

~~Except as provided below, the~~The purposes for which the Corporation is formed are to engage in any lawful act or activity (including, without limitation or obligation, ~~qualifying as a real estate investment trust under Sections 856 through 860, or any successor sections, of~~engaging in business as a REIT (as hereinafter defined) under the Internal Revenue Code of 1986, as amended, or any successor statute (the ~~“~~"Code~~”~~"))~~,~~ for which corporations may be organized under the ~~MGCL and the~~ general laws of the State of Maryland as now or hereafter in force. ~~Notwithstanding the foregoing, for so long as the Corporation is externally advised by the Advisor, it shall not be a proper purpose of the Corporation to make any significant investment unless the Advisor has recommended that the Corporation make such investment.~~ For purposes of these Articles of Amendment and Restatement of the Corporation (the "Charter"), "REIT" means a real estate investment trust under Sections 856 through 860 of the Code.

ARTICLE IV.~~ARTICLE III~~

PRINCIPAL OFFICE IN ~~STATE~~MARYLAND AND RESIDENT AGENT

The ~~name and address of the resident agent for service of process of the Corporation in the State of Maryland is The Corporation Trust Incorporated, 351 West Camden Street, Baltimore, Maryland 21201. The address of the Corporation’s principal office in the State of Maryland is c/o The Corporation Trust Incorporated, 351 West Camden Street, Baltimore, Maryland 21201. The Corporation may have such other offices and places of business within or outside the State of Maryland as the board may from time to time determine.~~ address of the principal office of the Corporation in the State of Maryland is c/o The Corporation Trust Incorporated, 351 West Camden Street, Baltimore, Maryland 21201. The name and address of the resident agent of the Corporation in the State of Maryland are The Corporation Trust Incorporated, 351 West Camden Street, Baltimore, Maryland 21201. The resident agent is a Maryland corporation.

~~ARTICLE IV~~
~~DEFINITIONS~~

~~As used herein, the following terms shall have the following meanings unless the context otherwise requires:~~

Acquisition Expenses~~. Expenses including but not limited to legal fees and expenses, travel and communications expenses, cost of appraisals, nonrefundable option payments on property not acquired, accounting fees and expenses, title insurance and miscellaneous expenses related to selecting and acquiring properties, or making or investing in loans, whether or not the acquisition or investment is made.~~

Acquisition Fees~~. The total of all fees and commissions, excluding Acquisition Expenses, paid by any party to any party in connection with making or investing in loans or the purchase, development or construction of property by the Corporation. Included in the computation of such fees or commissions shall be any real estate commission, selection fee, Development Fee, Construction Fee, nonrecurring management fee, origination fees, loan fees or points or any fee of a similar nature, however designated. Excluded shall be Development Fees and Construction Fees paid to any Person not affiliated with the Sponsor in connection with the actual development and construction of a project.~~

Advisor~~. The Person responsible for directing or performing the day-to-day business affairs of the Corporation, including a Person to which an Advisor subcontracts substantially all such functions.~~

Advisory Agreement~~. The agreement between the Corporation and the Advisor pursuant to which the Advisor will direct or perform the day-to-day business affairs of the Corporation.~~

Affiliate~~. An Affiliate of another Person includes any of the following:~~

~~(a) any Person directly or indirectly owning, controlling or holding, with power to vote, 10% or more of the outstanding voting securities of such other Person;~~

~~(b) any Person 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with power to vote, by such other Person;~~

~~(c) any Person directly or indirectly controlling, controlled by or under common control with such other Person;~~

~~(d) any executive officer, director, trustee or general partner of such other Person; and~~

~~(e) any legal entity for which such Person acts as an executive officer, director, trustee or general partner.~~

~~Average Invested Assets. For a specified period, the average of the aggregate book value of the assets of the Corporation invested, directly or indirectly in equity interests in and loans secured by real estate, before deducting depreciation, bad debts or other non-cash reserves, computed by taking the average of such values at the end of each month during such period.~~

~~Business Day. Any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.~~

~~Capital Stock. All classes or series of stock of the Corporation, including, without limitation, Common Stock and Preferred Stock.~~

~~Code. The term shall have the meaning as provided in Article II herein.~~

~~Common Stock. The term shall have the meaning as provided in Section 5.1 herein.~~

~~Common Stockholders. The registered holders of Common Stock.~~

~~Construction Fee. A fee or other remuneration for acting as general contractor and/or construction manager to construct improvements, supervise and coordinate projects or to provide major repairs or rehabilitation on a property.~~

~~Contract Purchase Price. The amount actually paid or allocated in respect of the purchase, development, construction or improvement of an asset exclusive of Acquisition Fees and Acquisition Expenses.~~

~~Corporate Governance Committee. The term shall have the meaning as provided in Section 10.1 herein.~~

~~Corporation. The term shall have the meaning as provided in Article I herein.~~

~~Development Fee. A fee for the packaging of the Corporation’s property, including the negotiation and approval of plans and any assistance in obtaining zoning and necessary variances and financing for a specific property, either initially or at a later date.~~

~~Directors. The members~~

ARTICLE V.

PROVISIONS FOR DEFINING, LIMITING
AND REGULATING CERTAIN POWERS OF THE
CORPORATION AND OF THE STOCKHOLDERS AND DIRECTORS

Section 5.1                  Number of Directors. The business and affairs of the Corporation shall be managed under the direction of the board of directors~~, which manages the Corporation.~~

Section 5.2                  Independent Directors~~. The directors of the Corporation who are not associated and have not been associated within the last two years, directly or indirectly, with the Sponsor or Advisor of the Corporation.~~

~~(a) A director shall be deemed to be associated with the Sponsor or Advisor if he or she:~~

~~(i) owns an interest in the Sponsor, Advisor or any of their Affiliates;~~

~~(ii) is employed by the Sponsor, Advisor or any of their Affiliates;~~

~~(iii) is an officer or director of the Sponsor, Advisor or any of their Affiliates;~~

~~(iv) performs services, other than as a director, for the Corporation;~~

~~(v) is a director for more than three REITs organized by the Sponsor or advised by the Advisor; or~~

~~(vi) has any material business or professional relationship with the Sponsor, Advisor or any of their Affiliates.~~

~~(b) For purposes of determining whether or not a business or professional relationship is material pursuant to (a)(vi) above, the annual gross revenue derived by the director from the Sponsor, Advisor and their Affiliates shall be deemed material per se if it exceeds 5% of the director’s:~~

~~(i) annual gross revenue, derived from all sources, during either of the last two years; or~~

~~(ii) net worth, on a fair market value basis.~~

~~(c) An indirect relationship shall include circumstances in which a director’s spouse, parent, child, sibling, mother- or father-in-law, son- or daughter-in-law or brother- or sister-in-law is or has been associated with the Sponsor, Advisor, any of their Affiliates or the Corporation.~~

~~Independent Expert. A Person (selected by the Corporate Governance Committee) with no material current or prior business or personal relationship with the Advisor or a director who is engaged to a substantial extent in the business of rendering opinions regarding the value of assets of the type held by the Corporation.~~

~~Initial Investment. An investment of $200,000 by the Sponsor to acquire an equity interest in the Corporation.~~

~~Initial Public Offering. The initial public offering of Common Stock registered on Registration Statement No. 333-173048 on Form S-11.~~

~~Leverage. The aggregate amount of indebtedness of the Corporation for money borrowed (including purchase money mortgage loans) outstanding at any time, both secured and unsecured.~~

~~Listed. Approved for trading on any securities exchange registered as a national securities exchange under Section 6 of the Securities Exchange Act of 1934. The term “Listing” shall have the correlative meaning.~~

~~MGCL. The Maryland General Corporation Law, as amended from time to time.~~

~~NASAA REIT Guidelines. The Statement of Policy Regarding Real Estate Investment Trusts as revised and adopted by the North American Securities Administrators Association on May 7, 2007.~~

~~Net Assets. The total assets of the Corporation (other than intangibles) at cost, before deducting depreciation or other non-cash reserves, less total liabilities, calculated quarterly by the Corporation on a basis consistently applied.~~

~~Net Income. For any period, total revenues applicable to such period less the expenses applicable to such period other than additions to reserves for depreciation or bad debts or other similar non-cash reserves.~~

~~Organization and Offering Expenses. All expenses incurred by and to be paid from the assets of the Corporation in connection with or preparing the Corporation for registration of and subsequently offering and distributing its shares to the public, including, but not limited to, total underwriting and brokerage discounts and commissions (including fees of the underwriters’ attorneys); any expense allowance granted by the Corporation to the underwriter or any reimbursement of expenses of the underwriter by the Corporation; expenses for printing, engraving and mailing; salaries of employees while engaged in sales activity; charges of transfer agents, registrars, trustees, escrow holders, depositaries and experts; and expenses of qualification of the sale of the securities under Federal and state laws, including taxes and fees, accountants’ and attorneys’ fees.~~

~~Person. An individual, corporation, association, business trust, estate, trust, partnership, limited liability company or other legal entity.~~

~~Preferred Stock. The term shall have the meaning as provided in Section 5.1 herein.~~

~~Prospectus. The term shall have the meaning as defined in Section 2(10) of the Securities Act of 1933, as amended (the “Securities Act”), including a preliminary prospectus, an offering circular as described in Rule 253 of the General Rules and Regulations under the Securities Act or, in the case of an intrastate offering, any document by whatever name known utilized for the purpose of offering and selling securities to the public.~~

~~REIT. Real estate investment trust under Sections 856 through 860 of the Code.~~

~~Roll-Up Entity. A partnership, real estate investment trust, corporation, trust or similar entity that would be created or would survive after the successful completion of a proposed Roll-Up Transaction.~~

~~Roll-Up Transaction. A transaction involving the acquisition, merger, conversion or consolidation, either directly or indirectly, of the Corporation and the issuance of securities of a Roll-Up Entity to the Common Stockholders.~~

~~Such term does not include:~~

~~(a) a transaction involving securities of the Corporation that have been Listed for at least 12 months or traded through the National Association of Securities Dealers Automated Quotation National Market System; or~~

~~(b) a transaction involving the conversion to corporate, trust or association form of only the Corporation, if, as a consequence of the transaction, there will be no significant adverse change in any of the following:~~

~~(i)~~

~~the voting rights of Common Stockholders;~~

~~(ii) the term of existence of the Corporation;~~

~~(iii) Sponsor or Advisor compensation; or~~

~~(iv) the Corporation’s investment objectives.~~

~~SDAT. The State Department of Assessments and Taxation of Maryland.~~

~~Sponsor. Any Person directly or indirectly instrumental in organizing, wholly or in part, the Corporation or any Person who will control, manage or participate in the management of the Corporation, and any Affiliate of such Person. Not included is any Person whose only relationship with the Corporation is as that of an independent property manager of the Corporation’s assets and whose only compensation is as such. Sponsor does not include wholly independent third parties such as attorneys, accountants and underwriters whose only compensation is for professional services. A Person may also be deemed a Sponsor of the Corporation (as to be determined by the Corporate Governance Committee) by:~~

~~(a) taking the initiative, directly or indirectly, in founding or organizing the business or enterprise of the Corporation, either alone or in conjunction with one or more other Persons;~~

~~(b) receiving a material participation in the Corporation in connection with the founding or organizing of the business of the Corporation, in consideration of services or property, or both services and property;~~

~~(c) having a substantial number of relationships and contacts with the Corporation;~~

~~(d) possessing significant rights to control the Corporation’s properties;~~

~~(e) receiving fees for providing services to the Corporation which are paid on a basis that is not customary in the industry; or~~

~~(f) providing goods or services to the Corporation on a basis which was not negotiated at arms length with the Corporation.~~

~~Total Operating Expenses. All expenses paid or incurred by the Corporation, as determined under generally accepted accounting principles, that are in any way related to the operation of the Corporation or to Corporation business, including advisory fees, but excluding (a) the expenses of raising capital such as Organization and Offering Expenses, legal, audit, accounting, underwriting, brokerage, listing, registration and other fees, printing and other such expenses and taxes incurred in connection with the issuance, distribution, transfer, registration and stock exchange listing of the Capital Stock; (b) interest payments; (c) taxes; (d) non-cash expenditures such as depreciation, amortization and bad debt reserves; and (e) Acquisition Fees, Acquisition Expenses, real estate commissions on the resale of real property and other expenses connected with the acquisition, disposition and ownership of real estate interests, mortgage loans or other property (other than commissions on the sale of assets other than real property), including the costs of foreclosure, insurance premiums, legal services, maintenance, repair and improvement of property.~~

~~Unimproved Real Property. The real property of the Corporation that has the following three characteristics:~~

~~(a) an equity interest in real property which was not acquired for the purpose of producing rental or other operating income;~~  of the Corporation (the "Board of Directors"). The number of directors of the Corporation shall be five (5), which number may be increased or decreased only by the Board of Directors pursuant to the Bylaws of the Corporation (the "Bylaws"), but shall never be less than the minimum number required by the MGCL. The names of the directors serving until the next annual meeting of stockholders and until their successors are duly elected and qualified are: Jeffrey E. Witherell, Pendleton P. White, Jr., Philip S. Cottone, Richard J. DeAgazio and David G. Gaw.

Any vacancy on the Board of Directors may be filled in the manner provided in the Bylaws. The Corporation, at such time as it becomes eligible to make the election provided for under Section 3-802 of the MGCL, elects that, in accordance with Section 3-804(c) of the MGCL, except as may be provided by the Board of Directors in setting the terms of any class or series of stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred and until his or her successor is duly elected and qualifies.

Section 5.3                  Extraordinary Actions. Except as specifically provided in Section 5.9 (relating to removal of directors) and in the last sentence of Article VIII, notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of the holders of shares entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the Board of Directors and taken or approved by the affirmative vote of holders of shares entitled to cast a majority of all the votes entitled to be cast on the matter.

Section 5.4                  Authorization by Board of Stock Issuance. The Board of Directors may authorize the issuance from time to time of shares of stock of the Corporation of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of its stock of any class or series, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the Charter or the Bylaws.

Section 5.5                  Preemptive Rights and Appraisal Rights. Except as may be provided by the Board of Directors in setting the terms of classified or reclassified shares of stock pursuant to Section 6.4 or as may otherwise be provided by a contract approved by the Board of Directors, no holder of shares of stock of the Corporation shall, as such holder, have any preemptive right to purchase or subscribe for any additional shares of stock of the Corporation or any other security of the Corporation which it may issue or sell. Holders of shares of stock shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL or any successor statute unless the Board of Directors, upon affirmative vote of a majority of the Board of Directors, shall determine that such rights apply, with respect to all or any shares of all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which holders of such shares would otherwise be entitled to exercise such rights. Notwithstanding the foregoing, in the event the Corporation is subject to the Maryland Control Share Acquisition Act, holders of shares of stock of the Corporation shall be entitled to exercise rights of an objecting stockholder under Section 3-708(a) of the MGCL.

Section 5.6                  Indemnification. \l 4(a) The Corporation shall have the power, to the maximum extent permitted by Maryland law in effect from time to time, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding without requiring a preliminary determination of the ultimate entitlement to indemnification to, (i) any individual who is a present or former director or officer of the Corporation or (ii) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner, trustee, member or manager of another corporation, real estate investment trust, partnership, joint venture, trust, limited liability company, employee benefit plan or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in any of the foregoing capacities. The Corporation shall have the power, with the approval of the Board of Directors, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Corporation in any of the capacities described in (i) or (ii) above and to any employee or agent of the Corporation or a predecessor of the Corporation.

(b)                 ~~there is no development or construction in progress on such land; and~~ The Corporation may, to the fullest extent permitted by law, purchase and maintain insurance on behalf of any person described in the preceding paragraph against any liability which may be asserted against such person.

(c)                 ~~no development or construction on such land is planned in good faith to commence on such land within one year.~~ The indemnification provided herein shall not be deemed to limit the right of the Corporation to indemnify any other person for any such expenses to the maximum extent permitted by law, nor shall it be deemed exclusive of any other rights to which any person seeking indemnification from the Corporation may be entitled under any agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office.

Section 5.7                  Determinations by Board. The determination as to any of the following matters, made by or pursuant to the direction of the Board of Directors consistent with the Charter, shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of its stock: the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, redemption of its stock or the payment of other distributions on its stock; the amount of paid-in surplus, net assets, other surplus, annual or other net profit, cash flow, funds from operations, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); any interpretation or resolution of any ambiguity with respect to any provision in the Charter (including any of the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of any class or series of stock of the Corporation) or of the Bylaws; the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation or of any shares of stock of the Corporation; the number of shares of stock of any class or series of the Corporation; any matter relating to the acquisition, holding and disposition of any assets by the Corporation; or any other matter relating to the business and affairs of the Corporation or required or permitted by applicable law, the Charter or the Bylaws or otherwise to be determined by the Board of Directors.

Section 5.8                  REIT Qualification. The Board of Directors, without any action by the stockholders of the Corporation, shall have the authority to cause the Corporation to elect to be taxed as a REIT for U.S. federal income tax purposes. Following any such election, if the Board of Directors determines that it is no longer in the best interests of the Corporation to continue to be taxed as a REIT for federal income tax purposes, the Board of Directors, without any action by the stockholders of the Corporation, may revoke or otherwise terminate the Corporation's REIT election pursuant to Section 856(g) of the Code. In addition, the Board of Directors, without any action by the stockholders of the Corporation, shall have and may exercise, on behalf of the Corporation, without limitation, the power to determine that compliance with any restriction or limitation on stock ownership and transfers set forth in Article VII of the Charter is no longer required in order for the Corporation to qualify as a REIT.

Section 5.9                  Removal of Directors. Subject to the rights of holders of one or more classes or series of Preferred Stock (as defined in Section 6.1) to elect or remove one or more directors, any director, or the entire Board of Directors, may be removed from office at any time, but only for cause, and then only by the affirmative vote of holders of shares entitled to cast at least two-thirds of all the votes entitled to be cast generally in the election of directors. For the purpose of this paragraph, "cause" shall mean, with respect to any particular director, conviction of a felony or a final judgment of a court of competent jurisdiction holding that such director caused demonstrable, material harm to the Corporation through bad faith or active and deliberate dishonesty.

Section 5.10               Advisor Agreements. The Board of Directors may authorize the execution and performance by the Corporation of one or more agreements with any person, corporation, association, company, trust, partnership (limited or general) or other organization whereby, subject to the supervision and control of the Board of Directors, any such other person, corporation, association, company, trust, partnership (limited or general) or other organization shall render or make available to the Corporation managerial, investment, advisory and/or related services, office space and other services and facilities (including, if deemed advisable by the Board of Directors, the management or supervision of the investments of the Corporation) upon such terms and conditions as may be provided in such agreement or agreements (including, if deemed fair and equitable by the Board of Directors, the compensation payable thereunder by the Corporation).

ARTICLE VI.~~ARTICLE V~~

STOCK

Section 6.1                  ~~Section 5.1.~~ Authorized Shares. The Corporation has authority to issue 1,000,000,000 shares of stock, consisting of 900,000,000 shares of common stock, $0.01 par value per share (~~“~~"Common Stock~~”~~"), and ~~10,000,000~~100,000,000 shares of preferred stock, $0.01 par value per share (~~“~~"Preferred Stock~~”~~"). The aggregate par value of all authorized shares of ~~Capital Stock~~stock having par value is $~~10,100,000.~~10,000,000. If shares of ~~Capital Stock of~~ one class of stock are classified or reclassified into shares of ~~Capital Stock of~~ another class of stock pursuant to Sections 6.2, 6.3 or 6.4 of this Article ~~V~~VI, the number of authorized shares ~~of Capital Stock~~ of the former class shall be automatically decreased and the number of shares of ~~Capital Stock of~~ the latter class shall be automatically increased, in each case by the number of shares ~~of Capital Stock~~ so classified or reclassified, so that the aggregate number of shares of ~~Capital Stock~~stock of all classes that the Corporation has authority to issue shall not be more than the total number of shares of ~~Capital Stock~~stock set forth in the first sentence of this paragraph. The ~~board~~Board of ~~directors~~Directors, with the approval of a majority of the ~~directors~~entire Board of Directors, and without any action by the stockholders of the Corporation, may amend the ~~charter~~Charter from time to time to increase or decrease the aggregate number of shares of ~~Capital Stock~~stock or the number of shares of ~~Capital Stock~~stock of any class or series that the Corporation has ~~the~~ authority to issue.

Section 6.2                  ~~Section 5.2.~~ Common Stock. Subject to the provisions of Article ~~VI~~VII and except as may otherwise be specified in the Charter, each share of Common Stock shall entitle the holder thereof to one vote. The ~~board~~Board of ~~directors~~Directors may reclassify any unissued shares of Common Stock from time to time ~~in~~into one or more classes or series of ~~Capital Stock.~~ stock.

Section 6.3                  ~~Section 5.3.~~ Preferred Stock. The ~~board~~Board of ~~directors~~Directors may classify any unissued shares of Preferred Stock and reclassify any previously classified but unissued shares of Preferred Stock of any series from time to time ~~in~~, into one or more classes or series of ~~Capital Stock. A majority of our Independent Directors who do not have an interest in the transaction must approve any issuance of Preferred Stock.~~ stock.

Section 6.4                  ~~Section 5.4.~~ Classified or Reclassified Shares. Prior to ~~the~~ issuance of classified or reclassified shares of any class or series, the ~~board~~Board of ~~directors~~Directors by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of ~~Capital Stock~~stock of the Corporation; (b) specify the number of shares to be included in the class or series; (c) set or change, subject to the provisions of Article ~~VI~~VII and subject to the express terms of any class or series of ~~Capital Stock~~stock of the Corporation outstanding at the time, the preferences, conversion or other rights, voting powers (including voting rights exclusive to such class or series), restrictions (including, without limitation, restrictions on transferability), limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Corporation to file articles supplementary with the SDAT. Any of the terms of any class or series of ~~Capital Stock~~stock set or changed pursuant to clause (c) of this Section ~~5.4~~6.4 may be made dependent upon facts or events ascertainable outside the ~~charter~~Charter (including determinations by the ~~board~~Board of ~~directors~~Directors or other facts or events within the control of the Corporation) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of ~~Capital Stock~~stock is clearly and expressly set forth in the articles supplementary ~~filed with the SDAT.~~ or other Charter document.

Section 6.5                  Distributions. The Board of Directors from time to time may authorize and the Corporation may pay to its stockholders such dividends or other distributions in cash or other property, including in shares of one class of the Corporation's stock payable to holders of shares of another class of stock of the Corporation, as the Board of Directors in its discretion shall determine.

Section 6.6                  ~~Section 5.5.~~ Charter and Bylaws. The rights of all stockholders and the terms of all ~~shares of Capital Stock~~stock are subject to the provisions of the ~~charter~~Charter and the ~~bylaws.~~ Bylaws.

~~Section 5.6. No Preemptive Rights. Except as may be provided by the board of directors in setting the terms of classified or reclassified shares of Capital Stock pursuant to Section 5.4 or as may otherwise be provided by contract approved by the board of directors, no holder of shares of Capital Stock of any class shall have any preemptive right to subscribe to or purchase any additional shares of any class or series, or any bonds or convertible securities of any nature.~~

~~Section 5.7. Issuance of Shares Without Certificates. Unless otherwise provided by the board of directors, the Corporation shall not issue stock certificates. The Corporation shall continue to treat the holder of uncertificated Capital Stock registered on its stock ledger as the owner of the shares noted therein until the new owner delivers a properly executed form provided by the Corporation for that purpose. With respect to any shares of Capital Stock that are issued without certificates, information regarding restrictions on the transferability of such shares that would otherwise be required by the MGCL to appear on the stock certificates will instead be furnished to stockholders upon request and without charge.~~

~~Section 5.8. Suitability and Minimum Investment of Stockholders. Until the Common Stock is Listed, the following provisions shall apply to purchases of shares of Common Stock:~~

~~(a) To purchase Common Stock, the purchaser must represent to the Corporation:~~

~~(i) that such purchaser (or, in the case of sales to fiduciary accounts, that the beneficiary, the fiduciary account or the grantor or donor who directly or indirectly supplies the funds to purchase the shares if the grantor or donor is the fiduciary) has a minimum annual gross income of $70,000 and a net worth (excluding home, home furnishings and automobiles) of not less than $70,000; or~~

~~(ii) that such purchaser (or, in the case of sales to fiduciary accounts, that the beneficiary, the fiduciary account or the grantor or donor who directly or indirectly supplies the funds to purchase the shares if the grantor or donor is the fiduciary) has a net worth (excluding home, home furnishings and automobiles) of not less than $250,000.~~

~~(b) The Sponsor, each Person selling shares on behalf of the Sponsor or the Corporation, and each broker or dealer or registered investment adviser recommending the purchase of shares to a customer shall make every reasonable effort to determine that the purchase of shares is a suitable and appropriate investment for each Common Stockholder. In making this determination, the Sponsor, each Person selling shares on behalf of the Sponsor or the Corporation, or each broker or dealer or registered investment adviser recommending the purchase of shares to a customer shall ascertain that the prospective Common Stockholder: (i) meets the minimum income and net worth standards set forth in Section 5.8; (ii) can reasonably benefit from the Corporation based on the prospective stockholder’s overall investment objectives and portfolio structure; (iii) is able to bear the economic risk of the investment based on the prospective stockholder’s overall financial situation; and (iv) has apparent understanding of (1) the fundamental risks of the investment; (2) the risk that the stockholder may lose the entire investment; (3) the lack of liquidity of the shares; (4) the restrictions on transferability of the shares; and (5) the tax consequences of the investment. The Sponsor, each Person selling shares on behalf of the Sponsor or the Corporation, or each broker or dealer or registered investment adviser recommending the purchase of shares to a customer shall make this determination on the basis of information it has obtained from a prospective stockholder, including information indirectly obtained from a prospective stockholder through such stockholder’s investment adviser, financial advisor or bank acting as a fiduciary. Relevant information for this purpose will include at least the age, investment objectives, investment experience, income, net worth, financial situation and other investments of the prospective stockholder, as well as any other pertinent factors. The Sponsor, each Person selling shares on behalf of the Sponsor or the Corporation, or each broker or dealer or registered investment adviser recommending the purchase of shares to a customer shall cause to be maintained for at least six years records of the information used to determine that an investment in shares is suitable and appropriate for a Common Stockholder.~~

~~The Sponsor and each Person selling shares on behalf of the Sponsor or the Corporation may each rely upon (i) the Person directly recommending the purchase of shares to a customer if that Person is a FINRA member broker or dealer that has entered into a selling agreement with the Sponsor or the Corporation or their Affiliates or (ii) a registered investment adviser that has entered into an agreement with the Sponsor or the Corporation or their Affiliates to make suitability determinations with respect to the customers of the registered investment adviser who may purchase shares.~~

~~(c) Each purchase of shares of Common Stock shall comply with the requirements regarding minimum initial and subsequent cash investment amounts set forth in any then effective registration statement of the Corporation as such registration statement has been amended or supplemented as of the date of such purchase or any higher or lower applicable state requirements with respect to minimum initial and subsequent cash investment amounts in effect as of the date of the issuance or transfer.~~

~~Section 5.9. Distribution Reinvestment Plans. The board may establish, from time to time, a distribution reinvestment plan or plans. Under any distribution reinvestment plan, (a) all material information regarding distributions to the Common Stockholders and the effect of reinvesting such dividends, including the tax consequences thereof, shall be provided to the Common Stockholders not less often than annually, and (b) each Common Stockholder participating in such plan shall have a reasonable opportunity to withdraw from the plan not less often than annually after receipt of the information required in clause (a) above.~~

~~Section 5.10. Distributions. The board of directors may from time to time authorize the Corporation to declare and pay to stockholders such dividends or other distributions as the board of directors in its discretion shall determine. The board of directors shall endeavor to authorize the Corporation to declare and pay such dividends and other distributions as shall be necessary for the Corporation to qualify as a REIT under the Code; provided, however, that stockholders shall have no right to any dividend or other distribution unless and until authorized by the board and declared by the Corporation.~~

~~Distributions in kind shall not be permitted, except for distributions of readily marketable securities, distributions of beneficial interests in a liquidating trust established for the dissolution of the Corporation and the liquidation of its assets in accordance with the terms of the charter or distributions that meet all of the following conditions: (a) the board of directors advises each Common Stockholder of the risks associated with direct ownership of the property, (b) the board of directors offers each Common Stockholder the election of receiving such in-kind distributions and (c) in-kind distributions are made only to those Common Stockholders who accept such offer.~~

~~Section 5.11. Actions Required if Common Stock Not Listed. If by October 1, 2018 the shares of Common Stock are not Listed, then the board of directors must adopt a resolution that declares a proposed liquidation is advisable on substantially the terms and conditions set forth in the resolution and direct that the proposed liquidation be submitted for consideration at either an annual or special meeting of the stockholders; provided, however, that such board action may be postponed if the board of directors and the Corporate Governance Committee determine by a majority vote that a liquidation is not then in the best interest of the Corporation’s stockholders. If such board action is so postponed, the board of directors shall revisit the issue of liquidation at least annually and further postponement of such board action would only be permitted if the board of directors and the Corporate Governance Committee again determined by a majority vote that a liquidation would not then be in the best interest of the Corporation’s stockholders.~~

ARTICLE VII.~~ARTICLE VI~~

RESTRICTION ON TRANSFER AND OWNERSHIP OF SHARES

Section 7.1                  ~~Section 6.1.~~ Definitions. ~~As used in~~For the purpose of this Article ~~VI~~VII, the following terms shall have the following meanings:

~~Aggregate Stock Ownership Limit. 9.8% in value of the aggregate of the outstanding shares of Capital Stock. The value of the outstanding shares of Capital Stock shall be determined by the board of directors in good faith, which determination shall be conclusive for all purposes hereof.~~

Beneficial Ownership. The term "Beneficial Ownership" shall mean ownership of Capital Stock by a Person, whether the interest in the shares of Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by ~~Section~~Sections 856(h) (1)(B) and 856(h)(3)(A) of the Code. The terms ~~“~~"Beneficial Owner,~~” “~~" "Beneficially Owns~~,” “Beneficially Owning”~~" and ~~“~~"Beneficially Owned~~”~~" shall have the correlative meanings.

Business Day. The term "Business Day" shall mean any day, other than a Saturday or a Sunday that is neither a legal holiday nor a day on which banking institutions in the State of New York are authorized or required by law, regulation or executive order to close.

Capital Stock. The term "Capital Stock" shall mean all classes or series of stock of the Corporation, including, without limitation, Common Stock and Preferred Stock.

Charitable Beneficiary. ~~One~~The term "Charitable Beneficiary" shall mean one or more beneficiaries of the Charitable Trust as determined pursuant to Section ~~6.3.6,~~7.3.6, provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

~~Common Stock Ownership Limit. 9.8% (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding shares of Common Stock of the Corporation. The number and value of outstanding shares of Common Stock of the Corporation shall be determined by the board of directors in good faith, which determination shall be conclusive for all purposes hereof.~~

Charitable Trust. The term "Charitable Trust" shall mean any trust provided for in Section 7.3.1.

Constructive Ownership. The term "Constructive Ownership" shall mean ownership of Capital Stock by a Person, whether the interest in the shares of Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d) (5) of the Code. The terms ~~“~~"Constructive Owner,~~” “~~" "Constructively Owns~~,” “Constructively Owning”~~" and ~~“~~"Constructively Owned~~”~~" shall have the correlative meanings.

Excepted Holder. ~~A stockholder of the Corporation~~The term "Excepted Holder" shall mean a Person for whom an Excepted Holder Limit is created by ~~this charter~~the Charter or by the ~~board~~Board of ~~directors~~Directors pursuant to Section ~~6.2.7.~~ 7.2.7.

Excepted Holder Limit. The ~~percentage limit established by the board of directors pursuant to Section 6.2.7~~term "Excepted Holder Limit" shall mean, provided that the affected Excepted Holder agrees to comply with the requirements~~, if any, established by the board of directors pursuant to Section 6.2.7.~~  established by the Charter or by the Board of Directors pursuant to Section 7.2.7 and subject to adjustment pursuant to Section 7.2.8, the percentage limit established for an Excepted Holder by the Charter or by the Board of Directors pursuant to Section 7.2.7.

Initial Date. The ~~earlier of the date upon which shares~~term "Initial Date" shall mean the date of issuance of Common Stock ~~are first issued in the Initial Public Offering or the first date for which the Corporation elects to qualify as a REIT under the Code.~~ pursuant to the initial underwritten public offering of Common Stock.

Market Price. ~~With~~The term "Market Price" on any date shall mean, with respect to any class or series of outstanding shares of Capital Stock, the Closing Price for such Capital Stock on such date. The ~~“~~"Closing Price~~”~~" on any date shall mean the last reported sale price for such Capital Stock, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Capital Stock, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE or, if such Capital Stock is not listed or admitted to trading on the NYSE, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such Capital Stock is listed or admitted to trading or, if such Capital Stock is not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by ~~FINRA’s OTC Bulletin Board service or, if such system is no longer in use,~~ the principal ~~other~~ automated quotation system that may then be in use or, if such Capital Stock is not quoted by any such ~~organization~~system, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Capital Stock selected by the ~~board~~Board of ~~directors~~Directors or, in the event that no trading price is available for such Capital Stock, the fair market value of the Capital Stock, as determined ~~in good faith~~ by the ~~board~~Board of ~~directors.~~ Directors.

NYSE. The term "NYSE" shall mean the New York Stock Exchange or any successor stock exchange thereto.

Person. The term "Person" shall mean an individual, corporation, partnership, limited liability company, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a "group" as that term is used for purposes of Rule 13d-5(b) or Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and a group to which an Excepted Holder Limit applies.

Prohibited Owner. ~~With~~The term "Prohibited Owner" shall mean, with respect to any purported Transfer (or other event), any Person who, but for the provisions of Section ~~6.2.1~~7.2.1, would Beneficially Own or Constructively Own shares of Capital Stock in violation of the provisions of Section 7.2.1(a), and~~,~~ if appropriate in the context, shall also mean any Person who would have been the record owner of the shares of Capital Stock that the Prohibited Owner would have so owned.

Restriction Termination Date. The term "Restriction Termination Date" shall mean the first day after the Initial Date on which the ~~Corporation~~Board of Directors determines pursuant to Section ~~7.7~~5.7 of the ~~charter~~Charter that it is no longer in the best interests of the Corporation to ~~attempt to, or continue to, qualify as a~~be taxed as El REIT for U.S. federal income tax purposes or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of shares of Capital Stock set forth herein is no longer required in order for the Corporation to qualify as a REIT.

Stock Ownership Limit. The term "Stock Ownership Limit" shall mean nine and eight-tenths percent (9.8%) in value or in number of shares, whichever is more restrictive, of the outstanding shares of any class or series of Capital Stock of the Corporation excluding any outstanding shares of Capital Stock not treated as outstanding for U.S. federal income tax purposes, or such other percentage determined from time to time by the Board of Directors in accordance with Section 7.2.8 of the Charter.

TRS. The term "TRS" shall mean a taxable REIT subsidiary (as defined in Section 856(1) of the Code) of the Corporation.

Transfer. ~~Any~~The term "Transfer" shall mean any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire or change such Person's percentage of Beneficial Ownership or Constructive Ownership, or any agreement to take any such actions or cause any such events, of Capital Stock or the right to vote or receive ~~distributions~~dividends on Capital Stock, including (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of any securities or rights convertible into or exchangeable for Capital Stock or any interest in Capital Stock or any exercise of any such conversion or exchange right, and (c) Transfers of interests in other entities that result in changes in Beneficial Ownership or Constructive Ownership of Capital Stock; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise. The terms ~~“~~"Transferring~~”~~" and ~~“~~"Transferred~~”~~" shall have the correlative meanings.

~~Trust. Any trust provided for in Section 6.3.1.~~

Trustee. The term "Trustee" shall mean the Person unaffiliated with both the Corporation and a Prohibited Owner that is appointed by the Corporation to serve as trustee of the Charitable Trust.

Section 7.2                  ~~Section 6.2.~~ Capital Stock.

Section 7.2.1             ~~Section 6.2.1.~~ Ownership Limitations. During the period commencing on the Initial Date and prior to the Restriction Termination Date or as otherwise set forth below, and subject to Section 7.4:

(a)                 Basic Restrictions.

(i)                   ~~(1) No~~Except as provided in Section 7.2.7 hereof, no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the ~~Aggregate~~ Stock Ownership Limit~~, (2) no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Common Stock in excess of the Common Stock Ownership Limit and (3) no~~. No Excepted Holder shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the Excepted Holder Limit for such Excepted Holder.

(ii)                 ~~No~~Except as provided in Section 7.2.7 hereof, no Person shall Beneficially ~~Own or Constructively~~ Own shares of Capital Stock to the extent that such Beneficial Ownership ~~or Constructive Ownership~~ of Capital Stock would result in the Corporation ~~(1)~~ being ~~“~~"closely held~~”~~" within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year)~~, or (2) otherwise failing to qualify as a REIT (including, but not limited to, Beneficial Ownership or Constructive Ownership that would result in the Corporation owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Corporation from such tenant would cause the Corporation to fail to satisfy any of the gross income requirements of Section 856(c) of the Code); provided, however, that Section 6.2.1(a)(ii)(1) shall not apply to any period prior to the second taxable year for which the Corporation has elected to be taxable as a REIT.~~ .

(iii)                ~~Notwithstanding any other provisions contained herein~~Except as provided in Section 7.2.7 hereof, any Transfer of shares of Capital Stock ~~(whether or not such Transfer is the result of a transaction entered into through the facilities of any national securities exchange or automated inter-dealer quotation system)~~ that, if effective, would result in the Capital Stock being ~~Beneficially Owned~~beneficially owned by less than one hundred (100) Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such ~~shares of Capital Stock; provided, however, that (1) this Section 6.2.1(a)(iii) shall not apply to a Transfer of shares of Capital Stock occurring in any period prior to the second taxable year for which the Corporation has elected to be taxable as a REIT and (2) the board of directors may waive this Section 6.2.1(a)(iii) if, in the opinion of the board of directors, such Transfer would not adversely affect the Corporation’s ability to qualify as a REIT.~~ Capital Stock.

(iv)               Except as provided in Section 7.2.7 hereof, no Person shall Beneficially Own or Constructively Own shares of Capital Stock to the extent such Beneficial Ownership or Constructive Ownership would cause the Corporation to Constructively Own ten percent (10%) or more of the ownership interests in a tenant (other than a TRS) of the Corporation's real property within the meaning of Section 856(d)(2)(B) of the Code.

(v)                 No Person shall Beneficially Own or Constructively Own shares of Capital Stock to the extent that such Beneficial Ownership or Constructive Ownership would otherwise cause the Corporation to fail to qualify as a REIT under the Code.

(b)                 Transfer in Trust/Transfer Void Ab Initio. If any Transfer of shares of Capital Stock (~~whether or not such Transfer is the result of a transaction entered into through the facilities of any national securities exchange or automated inter-dealer quotation system) occurs that~~or other event) occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning shares of Capital Stock in violation of Section ~~6.2.1~~7.2.1(a)(i) ~~or Section 6.2.1(a)~~, (ii), (iv) or (v),

(i)                   then that number of shares of the Capital Stock the Beneficial Ownership or Constructive Ownership of which otherwise would cause such Person to violate Section ~~6.2.1~~7.2.1(a)(i), (ii), (iv) or ~~Section 6.2.1(a)(ii~~(v) (rounded up to the nearest whole share) shall be automatically transferred to a Charitable Trust for the benefit of a Charitable Beneficiary, as described in Section ~~6.3,~~7.3, effective as of the close of business on the Business Day prior to the date of such Transfer (or other event), and such Person shall acquire no rights in such shares~~; provided, however, if such transfer to the Trust would not be effective for any reason to prevent the violation of Section 6.2.1(a)(i) or Section 6.2.1(a)(ii), then the Transfer of that number of shares of Capital Stock that otherwise would cause any Person to violate Section 6.2.1(a)(i) or Section 6.2.1(a)(ii) shall be void ab initio and the intended transferee shall acquire no rights in such shares of Capital Stock.~~ of Capital Stock; or

(ii)                 if the transfer to the Charitable Trust described in clause (i) of this Section 7.2.1 (b) would not be effective for any reason to prevent the violation of Section 7.2.1(a)(i), (ii), (iv) or (v), then the Transfer of that number of shares of Capital Stock that otherwise would cause any Person to violate Section 7.2.1(a)(i), (ii), (iv) or (v) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Capital Stock.

Section 7.2.2             ~~Section 6.2.2.~~ Remedies for Breach. If the ~~board~~Board of ~~directors~~Directors shall at any time determine ~~in good faith~~ that a Transfer or other event has taken place that results in a violation of Section ~~6.2.1(a)~~7.2.1 or that a Person intends to acquire or has attempted to acquire Beneficial Ownership or Constructive Ownership of any shares of Capital Stock in violation of Section ~~6.2.1(a)~~7.2.1 (whether or not such violation is intended), the ~~board~~Board of ~~directors~~Directors or a committee thereof or other designees if permitted by the MGCL shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Corporation to redeem shares of Capital Stock, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer or other event; provided, however, that any ~~Transfers~~Transfer or attempted ~~Transfers~~Transfer or other ~~events~~event in violation of Section ~~6.2.1(a)(i) and Section 6.2.1(a)(ii)~~7.2.1 shall automatically result in the transfer to the Charitable Trust described above ~~and~~, or, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the ~~board of directors.~~ Board of Directors or a committee thereof or other designee if permitted by the MGCL.

Section 7.2.3             ~~Section 6.2.3.~~ Notice of Restricted Transfer. Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of shares of Capital Stock that will or may violate Section ~~6.2.1~~7.2.1(a) or any Person who would have owned shares of Capital Stock that resulted in a transfer to the Charitable Trust pursuant to the provisions of Section ~~6.2.1~~7.2.1(b) shall immediately give written notice to the Corporation of such event or, in the case of such a proposed or attempted transaction, give at least fifteen (15) days prior written notice, and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer on the Corporation~~’~~'s status as a REIT.

Section 7.2.4             ~~Section 6.2.4.~~ Owners Required ~~to~~To Provide Information. ~~Prior~~From the Initial Date and prior to the Restriction Termination Date:

(a)                 ~~every owner of 5% or~~Every Person that Beneficially Owns more than five percent (5%) (or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder) in number or value of the outstanding shares of Capital Stock, within thirty (30) days after the end of each taxable year, shall give written notice to the Corporation stating (i) the name and address of such owner, (ii) the number of shares of ~~Capital Stock and other shares of the~~ Capital Stock Beneficially Owned and (iii) a description of the manner in which such shares are held. Each such owner shall provide to the Corporation such additional information as the Corporation may request in order to determine the effect, if any, of such Beneficial Ownership on the Corporation~~’~~'s status as a REIT and to ensure compliance with the ~~Aggregate~~ Stock Ownership Limit~~.~~ ; and

(b)                 ~~each~~Each Person who is a Beneficial Owner or Constructive Owner of Capital Stock and each Person (including the stockholder of record) who is holding Capital Stock for a Beneficial Owner or Constructive Owner shall provide to the Corporation such information as the Corporation may request, in good faith, in order to determine the Corporation~~’~~'s status as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance and to ensure compliance with the Stock Ownership Limit.

Section 7.2.5             ~~Section 6.2.5.~~ Remedies Not Limited. ~~Subject to Section 7.7, nothing~~Nothing contained in this Section ~~6.2~~7.2 shall limit the authority of the ~~board~~Board of ~~directors~~Directors to take such other action as it deems necessary or advisable to, subject to Section 5.7 of the Charter, protect the Corporation and the interests of its stockholders in preserving the Corporation~~’~~'s status as a REIT.

Section 7.2.6             ~~Section 6.2.6.~~ Ambiguity. In the case of an ambiguity in the application of any of the provisions of this ~~Section 6.2, Section 6.3 or~~Article VII, including any definition contained in Section ~~6.1,~~7.1 of this Article VII, the ~~board~~Board of ~~directors~~Directors shall have the power to determine the application of the provisions of this ~~Section 6.2 or Section 6.3~~Article VII with respect to any situation based on the facts known to it at such time. In the event Section ~~6.2~~7.2 or ~~Section 6.3~~7.3 requires an action by the ~~board~~Board of ~~directors~~Directors and the ~~charter~~Charter fails to provide specific guidance with respect to such action, the ~~board~~Board of ~~directors~~Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Sections ~~6.1, 6.2 or 6.3.~~ 7.1, 7.2 or 7.3. Absent a decision to the contrary by the Board of Directors (which the Board of Directors may make in its sole and absolute discretion), if a Person would have (but for the remedies set forth in Sections 7.2.1 and 7.2.2) acquired Beneficial Ownership or Constructive Ownership of Capital Stock in violation of Section 7.2.1, such remedies (as applicable) shall apply first to the shares of Capital Stock which, but for such remedies, would have been actually owned by such Person, and second to shares of Capital Stock which, but for such remedies, would have been Beneficially Owned or Constructively Owned (but not actually owned) by such Person, pro rata among the Persons who actually own such shares of Capital Stock based upon the relative number of the shares of Capital Stock held by each such Person.

Section 7.2.7             ~~Section 6.2.7.~~ Exceptions.

(a)                 ~~Subject to Section 6.2.1(a)(ii), the board of directors~~(i) The Board of Directors, in its sole discretion, may exempt ~~a Person from the Aggregate Stock Ownership Limit and the Common Stock Ownership Limit, as the case may be,~~ (prospectively or retroactively) a Person from the restrictions contained in Section 7.2.1(a)(i), (ii) or (iv) as the case may be, and may establish or increase an Excepted Holder Limit for such Person~~. The board of directors may only determine to establish or increase an Excepted Holder Limit for such Person if:~~  if the Board of Directors obtains such representations, covenants and undertakings as the Board of Directors may deem appropriate in order to conclude that granting the exemption and/or establishing or increasing the Excepted Holder Limit, as the case may be, will not cause the Corporation to lose its status as a REIT.

~~(i) the board of directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no Person’s Beneficial Ownership or Constructive Ownership of such shares of Capital Stock will violate Section 6.2.1(a)(ii);~~

~~(ii) such Person does not and represents that it will not own, actually or Constructively, an interest in a tenant of the Corporation (or a tenant of any entity owned or controlled by the Corporation) that would cause the Corporation to own, actually or Constructively, more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the board of directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact (for this purpose, a tenant from whom the Corporation (or an entity owned or controlled by the Corporation) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the opinion of the board of directors, rent from such tenant would not adversely affect the Corporation’s ability to qualify as a REIT shall not be treated as a tenant of the Corporation); and~~

~~(iii) such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Sections 6.2.1 through 6.2.6) will result in such shares of Capital Stock being automatically transferred to a Trust in accordance with Section 6.2.1(b) and Section 6.3.~~

(b)                 Prior to granting any exception pursuant to Section ~~6.2.7~~7.2.7(a), the ~~board~~Board of ~~directors~~Directors may require a ruling from the Internal Revenue Service or an opinion of counsel, in either case~~,~~ in form and substance satisfactory to the ~~board~~Board of ~~directors~~Directors in its sole discretion, as it may deem necessary or advisable in order to determine ~~or ensure~~that granting the exception will not cause the Corporation~~’s~~ to lose its status as a REIT. Notwithstanding the receipt of any ruling or opinion, the ~~board~~Board of ~~directors~~Directors may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.

(c)                 Subject to Section ~~6.2.1~~7.2.1(a)(ii), (iv) and (v), an underwriter ~~which~~, placement agent or initial purchaser that participates in a public offering ~~or~~, a private placement or other private offering of Capital Stock (or securities convertible into or exchangeable for Capital Stock) may Beneficially Own or Constructively Own shares of Capital Stock (or securities convertible into or exchangeable for Capital Stock) in excess of the ~~Aggregate~~ Stock Ownership Limit~~, the Common Stock Ownership Limit or both such limits~~, but only to the extent necessary to facilitate such public offering ~~or private placement.~~ , private placement or immediate resale of such Capital Stock and provided that the restrictions contained in Section 7.2.1(a) will not be violated following the distribution by such underwriter, placement agent or initial purchaser of such shares of Capital Stock.

Section 7.2.8             Change in Stock Ownership Limit and Excepted Holder Limits. \l 6(a) The Board of Directors may from time to time increase or decrease the Stock Ownership Limit; provided, however, that a decreased Stock Ownership Limit will not be effective for any Person whose percentage ownership of Capital Stock is in excess of such decreased Stock Ownership Limit until such time as such Person's percentage of Capital Stock equals or falls below the decreased Stock Ownership Limit, but until such time as such Person's percentage of Capital Stock falls below such decreased Stock Ownership Limit, any further acquisition of Capital Stock will be in violation of the Stock Ownership Limit and, provided further, that the new Stock Ownership Limit would not allow five or fewer individuals (taking into account all Excepted Holders) to Beneficially Own more than forty-nine and nine-tenths percent (49.9%) in value of the outstanding Capital Stock.

(b)                 ~~(d)~~ The ~~board~~Board of ~~directors~~Directors may only reduce the Excepted Holder Limit for an Excepted Holder: (~~i~~1) with the written consent of such Excepted Holder at any time, or (~~ii~~2) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the ~~Common~~then existing Stock Ownership Limit.

~~Section 6.2.8.~~ Increase in Aggregate Stock Ownership Limit and Common Stock Ownership Limit~~. The board of directors may from time to time increase the Common Stock Ownership Limit and the Aggregate Stock Ownership Limit.~~

~~Section 6.2.9.~~ Legend~~. Each certificate for shares of Capital Stock shall bear substantially the following legend:~~

~~The shares represented by this certificate are subject to restrictions on Beneficial Ownership, Constructive Ownership and Transfer for the purpose of the Corporation’s maintenance of its status as a real estate investment trust (a “REIT”) under the Internal Revenue Code of 1986, as amended (the “Code”). Subject to certain further restrictions and except as expressly provided in the Corporation’s charter: (a) no Person may Beneficially Own or Constructively Own shares of the Corporation’s Common Stock in excess of 9.8% (in value or number of shares) of the outstanding shares of Common Stock of the Corporation unless such Person is an Excepted Holder (in which case the Excepted Holder Limit for such Excepted Holder shall be applicable); (b) no Person may Beneficially Own or Constructively Own shares of Capital Stock of the Corporation in excess of 9.8% of the value of the total outstanding shares of Capital Stock of the Corporation, unless such Person is an Excepted Holder (in which case the Excepted Holder Limit for such Excepted Holder shall be applicable); (c) no Person may Beneficially Own or Constructively Own Capital Stock that would result in the Corporation being “closely held” under Section 856(h) of the Code or otherwise cause the Corporation to fail to qualify as a REIT; and (d) other than as provided in the Corporation’s charter, no Person may Transfer shares of Capital Stock if such Transfer would result in the Capital Stock of the Corporation being owned by fewer than 100 Persons. Any Person who Beneficially Owns or Constructively Owns or attempts to Beneficially Own or Constructively Own shares of Capital Stock that causes or will cause a Person to Beneficially Own or Constructively Own shares of Capital Stock in excess or in violation of the above limitations must immediately notify the Corporation or, in the case of a proposed or attempted transaction, give at least 15 days prior written notice and provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer on the Corporation’s status as a REIT. If any of the restrictions on Transfer or ownership are violated, the shares of Capital Stock represented hereby will be automatically transferred to a Trustee of a Trust for the benefit of one or more Charitable Beneficiaries or, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described above may be void ab initio. In addition, the Corporation may redeem shares of Capital Stock in accordance with the Corporation's charter if the board of directors determines that ownership or a Transfer or any other event may violate the restrictions described above.~~

~~Until the Common Stock is Listed, to purchase Common Stock, the purchaser must represent to the Corporation: (i) that such purchaser (or, in the case of sales to fiduciary accounts, that the beneficiary, fiduciary account or grantor or donor who directly or indirectly supplies the funds to purchase the shares if the grantor or donor is the fiduciary) has a minimum annual gross income of $70,000 and a net worth (excluding home, home furnishings and automobiles) of not less than $70,000; (ii) that such purchaser (or, in the case of sales to fiduciary accounts, that the beneficiary, fiduciary account or grantor or donor who directly or indirectly supplies the funds to purchase the shares if the grantor or donor is the fiduciary) has a net worth (excluding home, home furnishings and automobiles) of not less than $250,000; and/ or (iii) that the purchaser (or, in the case of sales to fiduciary accounts, that the beneficiary, fiduciary account or grantor or donor who directly or indirectly supplies the funds to purchase the shares if the grantor or donor is the fiduciary) meets the more stringent suitability standards of such person’s jurisdiction as set forth in any then effective registration statement of the Corporation as such registration statement has been amended or supplemented as of the date of such purchase. Until the Common Stock is Listed, unless a stockholder is transferring all of his shares of Common Stock, each issuance or transfer of shares of Common Stock for value shall comply with the requirements regarding minimum initial and subsequent cash investment amounts set forth in any then effective registration statement of the Corporation as such registration statement has been amended or supplemented as of the date of such issuance or transfer for value or any higher or lower applicable state requirements with respect to minimum initial and subsequent cash investment amounts in effect as of the date of the issuance or transfer.~~

~~All capitalized terms in this legend have the meanings defined in the charter of the Corporation, as the same may be amended from time to time, a copy of which, including the restrictions on Transfer and ownership, will be furnished to each holder of Capital Stock of the Corporation on request and without charge.~~

Section 7.2.9             ~~Instead of the foregoing~~Legend. Each certificate, if any, or any notice in lieu of any certificate, for shares of Capital Stock shall bear a legend summarizing the restrictions on ownership and transfer contained herein. Instead of a legend, the certificate, if any, may state that the Corporation will furnish a full statement about certain restrictions on transferability to a stockholder on request and without charge. ~~Such statement shall also be sent on request and without charge to stockholders who are issued shares without a certificate.~~

Section 7.3                  ~~Section 6.3.~~ Transfer of Capital Stock in Trust.

Section 7.3.1             ~~Section 6.3.1.~~ Ownership in Trust. Upon any purported Transfer or other event described in Section ~~6.2.1~~7.2.1(b) that would result in a transfer of shares of Capital Stock to a Charitable Trust, such shares of Capital Stock shall be deemed to have been transferred to the Trustee as trustee ~~of a Trust~~ for the exclusive benefit of one or more Charitable Beneficiaries. Such transfer to the Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the transfer to the Charitable Trust pursuant to Section ~~6.2.1~~7.2.1(b). The Trustee shall be appointed by the Corporation and shall be a Person unaffiliated with the Corporation and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Corporation as provided in Section ~~6.3.6.~~ 7.3.6.

Section 7.3.2             ~~Section 6.3.2.~~ Status of Shares Held by the Trustee. Shares of Capital Stock held by the Trustee shall continue to be issued and outstanding shares of Capital Stock of the Corporation. The Prohibited Owner shall have no rights in the ~~shares~~Capital Stock held by the Trustee. The Prohibited Owner shall not benefit economically from ownership of any shares held in trust by the Trustee ~~and~~, shall have no rights to dividends or other distributions and shall not possess any rights to vote or other rights attributable to the shares held in the ~~Trust.~~ Charitable Trust. The Prohibited Owner shall have no claim, cause of action, or any other recourse whatsoever against the purported transferor of such Capital Stock.

Section 7.3.3             ~~Section 6.3.3.~~ DistributionsDividend and Voting Rights. The Trustee shall have all voting rights and rights to dividends or other distributions with respect to shares of Capital Stock held in the Charitable Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other distribution paid to a Prohibited Owner prior to the discovery by the Corporation that the shares of Capital Stock have been transferred to the Trustee shall be paid ~~by the recipient of such distribution~~with respect to such shares of Capital Stock by the Prohibited Owner to the Trustee upon demand~~,~~ and any dividend or other distribution authorized but unpaid shall be paid when due to the Trustee. Any ~~distribution~~dividends or other distributions so paid over to the Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to shares held in the Charitable Trust~~,~~ and, subject to Maryland law, effective as of the date that the shares of Capital Stock have been transferred to the ~~Trustee~~Charitable Trust, the Trustee shall have the authority ~~with respect to the shares held in the Trust~~ (at the Trustee~~’~~'s sole discretion) (~~a~~i) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Corporation that the shares of Capital Stock have been transferred to the Trustee and (~~b~~ii) to recast such vote in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Corporation has already taken irreversible corporate action, then the Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Article ~~VI~~VII, until the Corporation has received notification that shares of Capital Stock have been transferred into a Charitable Trust, the Corporation shall be entitled to rely on its share transfer and other stockholder records for purposes of preparing lists of stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of stockholders.

Section 7.3.4             ~~Section 6.3.4.~~ Sale of Shares by Trustee. Within twenty (20) days of receiving notice from the Corporation that shares of Capital Stock have been transferred to the Charitable Trust, the Trustee of the Charitable Trust shall sell the shares held in the Charitable Trust to a ~~Person~~person, designated by the Trustee, whose ownership of the shares will not violate the ownership limitations set forth in Section ~~6.2.1~~7.2.1(a). Upon such sale, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section ~~6.3.4.~~7.3.4. The Prohibited Owner shall receive the lesser of (~~a~~1) the price paid by the Prohibited Owner for the shares or, if the Prohibited Owner did not give value for the shares in connection with the event causing the shares to be held in the Charitable Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the shares on the day of the event causing the shares to be held in the Charitable Trust ~~or~~and (~~b~~2) the price per share received by the Trustee (net of any commissions and other expenses of sale) from the sale or other disposition of the shares held in the ~~Trust. Any net sale~~Charitable Trust. The Trustee may reduce the amount payable to the Prohibited Owner by the amount of dividends and other distributions paid to the Prohibited Owner and owed by the Prohibited Owner to the Trustee pursuant to Section 7.3.3 of this Article VII. Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Corporation that shares of Capital Stock have been transferred to the Trustee, such shares are sold by a Prohibited Owner, then (i) such shares shall be deemed to have been sold on behalf of the Charitable Trust and (ii) to the extent that the Prohibited Owner received an amount for such shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section ~~6.3.4,~~7.3.4, such excess shall be paid ~~by the Prohibited Owner~~ to the Trustee upon demand.

Section 7.3.5             ~~Section 6.3.5.~~ Purchase Right in Stock Transferred to the Trustee. Shares of Capital Stock transferred to the Trustee shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per share equal to the lesser of (~~a~~i) the price per share in the transaction that resulted in such transfer to the Charitable Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) ~~or~~and (~~b~~ii) the Market Price on the date the Corporation, or its designee, accepts such offer. The Corporation may reduce the amount payable to the Prohibited Owner by the amount of dividends and other distributions paid to the Prohibited Owner and owed by the Prohibited Owner to the Trustee pursuant to Section 7.3.3 of this Article VII. The Corporation may pay the amount of such reduction to the Trustee for the benefit of the Charitable Beneficiary. The Corporation shall have the right to accept such offer until the Trustee has sold the shares held in the Charitable Trust pursuant to Section ~~6.3.4.~~7.3.4. Upon such a sale to the Corporation, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and any dividends or other distributions held by the Trustee shall be paid to the Charitable Beneficiary.

Section 7.3.6             ~~Section 6.3.6.~~ Designation of Charitable Beneficiaries. By written notice to the Trustee, the Corporation shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Charitable Trust such that (~~a~~i) the shares of Capital Stock held in the Charitable Trust would not violate the restrictions set forth in Section ~~6.2.1~~7.2.1(a) in the hands of such Charitable Beneficiary and (~~b~~ii) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under ~~each~~one of Sections 170(b)(1)(A), 2055 and 2522 of the Code. Neither the failure of the Corporation to make such designation nor the failure of the Corporation to appoint the Trustee before the automatic transfer provided for in Section 7.2.1(b)(i) shall make such transfer ineffective, provided that the Corporation thereafter makes such designation and appointment.

Section 7.4                  ~~Section 6.4.~~ SettlementNYSE Transactions. Nothing in this Article ~~VI~~VII shall preclude the settlement of any transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction ~~is so permitted~~occurs shall not negate the effect of any other provision of this Article ~~VI~~VII and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article ~~VI~~VII.

Section 7.5                  ~~Section 6.5.~~ Enforcement. The Corporation is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article ~~VI~~VII.

Section 7.6                  ~~Section 6.6.~~ Non-Waiver. No delay or failure on the part of the Corporation or the ~~board of directors in exercising any right hereunder shall operate as a waiver of any right of the Corporation or the board of directors, as the case may be, except to the extent specifically waived in writing.~~ Board of Directors in exercising any right hereunder shall operate as a waiver of any right of the Corporation or the Board of Directors, as the case may be, except to the extent specifically waived in writing.

~~ARTICLE VII~~
~~BOARD OF DIRECTORS~~

~~Section 7.1. Number of Directors. The number of directors of the Corporation shall be five, which number may be increased or decreased from time to time pursuant to the bylaws but shall never be less than three. A majority of the seats on the board of directors will be for Independent Directors. The Corporate Governance Committee shall nominate all individuals for the Independent Director positions. No reduction in the number of directors shall cause the removal of any director from office prior to the expiration of his term, except as may otherwise be provided in the terms of any Preferred Stock issued by the Corporation. The names of the directors who shall serve on the board until the next annual meeting of the stockholders and until their successors are duly elected and qualified are:~~

~~Jeffrey E. Withersell~~

~~Pendleton White, Jr.~~

~~Philip S. Cottone~~

~~Richard J. DeAgazio~~

~~David G. Gaw~~

~~Section 7.2. Term of Directors. Each director shall hold office for one year, until the next annual meeting of stockholders and until his successor is duly elected and qualified. Directors may be elected to an unlimited number of successive terms.~~

~~Section 7.3. Experience. Each director who is not an Independent Director shall have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets being acquired by the Corporation. At least one of the Independent Directors shall have three years of relevant real estate experience.~~

~~Section 7.4. Committees. The board may establish such committees as it deems appropriate, provided that the majority of the members of each committee are Independent Directors.~~

~~Section 7.5. Fiduciary Obligations. The directors are fiduciaries of the Corporation and its stockholders. The directors have a fiduciary duty to the stockholders to supervise the relationship between the Corporation and the Advisor.~~

~~Section 7.6. Ratification of Charter. At or before the first meeting of the board of directors following the date of this amendment and restatement of the charter, the board of directors and the Corporate Governance Committee shall each review and ratify the charter by majority vote.~~

~~Section 7.7. REIT Qualification. If the Corporation elects to qualify for federal income tax treatment as a REIT, the board of directors shall use its reasonable best efforts to take such actions as are necessary or appropriate to preserve the status of the Corporation as a REIT; however, if the board of directors determines that it is no longer in the best interests of the Corporation to continue to be qualified as a REIT, the board of directors may revoke or otherwise terminate the Corporation’s REIT election pursuant to Section 856(g) of the Code. The board of directors also may determine that compliance with any restriction or limitation on ownership and transfers of Capital Stock set forth in Article VI is no longer required for REIT qualification.~~

~~Section 7.8. Authorization by Board of Stock Issuance. The board of directors may authorize the issuance from time to time of shares of Capital Stock of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of Capital Stock of any class or series, whether now or hereafter authorized, for such consideration as the board of directors may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the charter or the bylaws.~~

~~Section 7.9. Determinations by the Board. The determination as to any of the following matters, made in good faith by or pursuant to the direction of the board of directors or the Corporate Governance Committee consistent with the charter, shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of its Capital Stock: (a) the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, redemption of its Capital Stock or the payment of other distributions on its Capital Stock; (b) the amount of paid-in surplus, net assets, other surplus, annual or other net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; (c) the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); (d) the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation; (e) the application of any provision of this charter in the case of any ambiguity, including, without limitation: (i) any provision of the definitions of any of the following: Affiliate, Independent Director and Sponsor, (ii) which amounts paid to the Advisor or its Affiliates are property-level expenses connected with the ownership of real estate interests, loans or other property, which expenses are excluded from the definition of Total Operating Expenses, and (iii) whether expenses qualify as Organization and Offering Expenses; (f) whether substantial justification exists to invest in or make a mortgage loan contemplated by Section 9.11(b) because of the presence of other underwriting criteria; and (g) any matters relating to the acquisition, holding and disposition of any assets by the Corporation.~~

~~Section 7.10. Compensation of Directors. The Corporate Governance Committee shall determine the compensation of the Independent Directors.~~

~~Section 7.11. Tax on Disqualified Organizations. To the extent that the Corporation incurs any tax pursuant to Section 860E(e)(6) of the Code as the result of any “excess inclusion” income (within the meaning of Section 860E of the Code) of the Corporation that is allocable to a stockholder that is a “disqualified organization” (as defined in Section 860E(e)(5) of the Code), the board of directors may, in its sole discretion, cause the Corporation to allocate such tax solely to the stock held by such disqualified organization in the manner described in Treasury Regulation Section 1.860E-2(b)(4), by reducing from one or more distributions paid to such stockholder the tax incurred by the Corporation pursuant to Section 860E(e)(6) as a result of such stockholder’s stock ownership.~~

~~ARTICLE VIII~~
~~ADVISOR~~

~~Section 8.1. Appointment of Advisor and Initial Investment of Sponsor. The board of directors may appoint an Advisor to direct and/or perform the day-to-day business affairs of the Corporation. The board of directors may exercise broad discretion in allowing the Advisor to administer and regulate the operations of the Corporation, to act as agent for the Corporation, to execute documents on behalf of the Corporation and to make executive decisions that conform to general policies and principles established by the board of directors. The term of retention of any Advisor shall not exceed one year, although there is no limit to the number of times that a particular Advisor may be retained. Plymouth Group Real Estate LLC, the Sponsor ("Plymouth Group"), has made the Initial Investment. Plymouth Group may not sell the equity interest acquired with its Initial Investment while it remains as the Sponsor but may transfer the interest in the Corporation acquired with its Initial Investment to its Affiliates.~~

~~Section 8.2. Supervision of Advisor. The board of directors shall evaluate the performance of the Advisor before entering into or renewing an Advisory Agreement, and the criteria used in such evaluation shall be reflected in the minutes of the meetings of the board of directors. The Corporate Governance Committee shall determine at least annually whether the total fees and expenses incurred by the Corporation are reasonable in light of the investment performance of the Corporation, its Net Assets, its Net Income and the fees and expenses of other comparable unaffiliated REITs. The Corporate Governance Committee shall determine from time to time and at least annually that the compensation to be paid to the Advisor and its Affiliates is reasonable in relation to the nature and quality of services performed and that such compensation is within the limits prescribed by the charter. Each such determination shall be reflected in the minutes of the meetings of the board. The Corporate Governance Committee shall also supervise the performance of the Advisor and its Affiliates and the compensation paid to them by the Corporation to determine that the provisions of the Advisory Agreement are being met. Each such determination shall be based on factors such as (a) the amount of the fees and any other compensation, including stock based compensation, paid to the Advisor and its Affiliates in relation to the size, composition and performance of the Corporation’s portfolio; (b) the success of the Advisor in generating opportunities that meet the investment objectives of the Corporation; (c) rates charged to other REITs and to investors other than REITs by advisors performing the same or similar services; (d) additional revenues realized by the Advisor and its Affiliates through their relationship with the Corporation, including loan administration, underwriting or broker commissions, servicing, engineering, inspection and other fees, whether paid by the Corporation or by others with whom the Corporation does business; (e) the quality and extent of service and advice furnished by the Advisor and its Affiliates; (f) the performance of the Corporation’s portfolio, including income, conservation or appreciation of capital, frequency of problem investments and competence in dealing with distress situations; and (g) the quality of the Corporation’s portfolio relative to the investments generated by the Advisor and its Affiliates for their own account. The Corporate Governance Committee may also consider all other factors that it deems relevant, and its findings on each of the factors considered shall be recorded in the minutes of the board of directors. The Corporation may not enter into, renew or amend the Advisory Agreement without the approval (by majority vote) of the Corporate Governance Committee. The board shall determine whether any successor Advisor possesses sufficient qualifications to perform the advisory function for the Corporation and whether the compensation provided for in its contract with the Corporation is justified.~~

~~Section 8.3. Fiduciary Obligations. The Advisor is a fiduciary of the Corporation and its stockholders.~~

~~Section 8.4. Termination. Either the Corporate Governance Committee (by majority vote) or the Advisor may terminate the Advisory Agreement on 60 days written notice without cause or penalty, and, in such event, the Advisor will cooperate with the Corporation and the board of directors in making an orderly transition of the advisory function.~~

~~Section 8.5. Acquisition Fees. The Corporation shall not purchase a property or invest in or make a mortgage loan if the combined Acquisition Fees and Acquisition Expenses incurred in connection therewith are not reasonable or exceed 6% of the Contract Purchase Price or, in the case of a mortgage loan, 6% of the funds advanced unless a majority of the board of directors (including a majority of the members of the Corporate Governance Committee) not otherwise interested in the transaction approves the Acquisition Fees and Acquisition Expenses and determines the transaction to be commercially competitive, fair and reasonable to the Corporation.~~

~~Section 8.6. Reimbursement for Total Operating Expenses. Commencing upon the earlier to occur of four fiscal quarters after (i) the Corporation’s acquisition of its first asset or (ii) six months after commencement of the Initial Public Offering, the Corporate Governance Committee shall have the fiduciary responsibility of limiting Total Operating Expenses to amounts that do not exceed the greater of 2% of Average Invested Assets or 25% of Net Income (the “2%/25% Guidelines”) for the four consecutive fiscal quarters then ended unless it has made a finding that, based on unusual and non-recurring factors that it deems sufficient, a higher level of expenses (an “Excess Amount”) is justified. Any such finding and the reasons in support thereof shall be reflected in the minutes of the meetings. After the end of any fiscal quarter of the Corporation for which there is an Excess Amount for the 12 months then ended, such fact shall be disclosed in writing and sent to the Common Stockholders within 60 days of such quarter-end (or shall be disclosed to the Common Stockholders in the next quarterly report of the Corporation or by filing a Current Report on Form 8-K with the U.S. Securities and Exchange Commission within 60 days of such quarter end), together with an explanation of the factors the Corporate Governance Committee considered in determining that such Excess Amount was justified. In the event that the Corporate Governance Committee does not determine that excess expenses are justified, the Advisor shall reimburse the Corporation at the end of the 12-month period the amount by which the aggregate annual expenses paid or incurred by the Corporation exceeded the 2%/25% Guidelines.~~

~~ARTICLE IX~~
~~INVESTMENT OBJECTIVES AND LIMITATIONS~~

~~Section 9.1. Investment Objectives. The board of directors shall establish written policies on investments and borrowing and shall monitor the administrative procedures, investment operations and performance of the Corporation and the Advisor to assure that such policies are carried out. The Corporate Governance Committee shall review the investment policies of the Corporation with sufficient frequency (not less often than annually) to determine that the policies being followed by the Corporation are in the best interests of the Common Stockholders. Each such determination and the basis therefor shall be set forth in the minutes of the meetings of the board of directors.~~

~~Section 9.2. Limitations on Acquisitions. The consideration paid for any real property acquired by the Corporation will ordinarily be based on the fair market value of such property as determined by a majority of the members of the board of directors, or the approval of a majority of a committee of the board, provided that the members of the committee approving the transaction would also constitute a majority of the board. In all cases in which a majority of the members of the Corporate Governance Committee (by majority vote) so determine, and in all cases in which real property is acquired from the Advisor, a Sponsor, a director or an Affiliate thereof, such fair market value shall be as determined by an Independent Expert.~~

~~The Corporation may not purchase or lease properties in which the Advisor, a Sponsor, a director or an Affiliate thereof has an interest without a determination by a majority of the board of directors (including a majority of the members of the Corporate Governance Committee) not otherwise interested in the transaction that such transaction is fair and reasonable to the Corporation and at a price to the Corporation no greater than the cost of the property to the Affiliated seller or lessor unless there is substantial justification for the excess amount. Notwithstanding the preceding sentence, in no event may the Corporation acquire any such property at an amount in excess of its current appraised value. An appraisal is “current” for purposes of the preceding sentence if obtained within the 12-month period preceding the transaction. If a property with a current appraisal is acquired indirectly from an Affiliated seller through the acquisition of securities in an entity that directly or indirectly owns the property, a second appraisal on the value of the securities of the entity shall not be required if (i) a majority of the board of directors (including a majority of the members of the Corporate Governance Committee) not otherwise interested in the transaction determines that such transaction is fair and reasonable to the Corporation, (ii) the transaction is at a price to the Corporation no greater than the cost of the securities to the Affiliated seller, (iii) the entity has conducted no business other than the financing, acquisition and ownership of the property and (iv) the price paid by the entity to acquire the property did not exceed the current appraised value as determined by an Independent Expert.~~

~~Section 9.3. Limitations on Sales to, and Joint Ventures with, Affiliates. The Corporation shall not transfer or lease assets to a Sponsor, the Advisor, a director or an Affiliate thereof unless approved by a majority of the board of directors (including a majority of the members of the Corporate Governance Committee) not otherwise interested in the transaction as being fair and reasonable to the Corporation. The Corporation may invest in a joint venture with a Sponsor, the Advisor, a director or an Affiliate thereof; provided, however, that the Corporation may only so invest if a majority of the board of directors (including a majority of the members of the Corporate Governance Committee) not otherwise interested in the transaction approves such investment as being fair and reasonable to the Corporation and on substantially the same terms and conditions as those received by the other joint venturers. In all cases in which a majority of the members of the Corporate Governance Committee (by majority vote) so determine, and in all cases in which real property is acquired from the Advisor, a Sponsor, a director or an Affiliate thereof, such fair market value shall be as determined by an Independent Expert.~~

~~Section 9.4. Limitations on Other Transactions Involving Affiliates. A majority of the board of directors (including a majority of the members of the Corporate Governance Committee) not otherwise interested in the transaction must conclude that all other transactions between the Corporation and a Sponsor, the Advisor, a director or an Affiliate thereof are fair and reasonable to the Corporation and on terms and conditions not less favorable to the Corporation than those available from unaffiliated third parties.~~

~~Section 9.5. Limitations on the Issuance of Options and Warrants. Until the Common Stock of the Corporation is Listed, the Corporation shall not issue options or warrants to purchase Common Stock to the Advisor, a director, the Sponsors or any Affiliate thereof, except on the same terms as such options or warrants are sold to the general public. The Corporation may issue options or warrants to persons other than the Advisor, a director, the Sponsors or any Affiliate thereof prior to Listing the Common Stock, but not at exercise prices less than the fair market value of the underlying securities on the date of grant and not for consideration (which may include services) that in the judgment of the Corporate Governance Committee has a market value less than the value of such option or warrant on the date of grant. Options or warrants issuable to the Advisor, a director, the Sponsors or any Affiliate thereof shall not exceed an amount equal to 10% of the outstanding shares of Common Stock on the date of grant.~~

~~Section 9.6. Limitations on the Repurchase of Common Stock. The Corporation may voluntarily repurchase shares of Common Stock from its stockholders; provided, however, that such repurchase does not impair the capital or operations of the Corporation. The Corporation may not pay a fee to the Advisor, a Sponsor, a director or an Affiliate thereof in connection with the Corporation’s repurchase of shares of Common Stock.~~

~~Section 9.7. Limitations on Loans. The Corporation will not make any loans to a Sponsor, the Advisor, a director or an Affiliate thereof except as provided in Section 9.11 or to wholly owned subsidiaries (directly or indirectly) of the Corporation. The Corporation will not borrow from such parties unless a majority of the board of directors (including a majority of the members of the Corporate Governance Committee) not otherwise interested in the transaction approves the transaction as being fair, competitive and commercially reasonable and no less favorable to the Corporation than comparable loans between unaffiliated parties. These restrictions on loans apply to advances of cash that are commonly viewed as loans, as determined by the board of directors. By way of example only, the prohibition on loans would not restrict advances of cash for legal expenses or other costs incurred as a result of any legal action for which indemnification is being sought nor would the prohibition limit the Corporation’s ability to advance reimbursable expenses incurred by directors or officers or the Advisor or its Affiliates.~~

~~Section 9.8. Limitations on Leverage. The aggregate borrowings of the Corporation, secured and unsecured, shall be reviewed by the board of directors at least quarterly. The maximum amount of such borrowings in relation to the Net Assets shall not exceed 300% in the absence of a satisfactory showing that a higher level of borrowings is appropriate. Any excess in borrowings over such 300% level shall be approved by the Corporate Governance Committee (by majority vote) and disclosed to the Common Stockholders in the next quarterly report of the Corporation, along with justification for such excess.~~

~~Section 9.9. Limitations on Investments in Equity Securities. The Corporation may not invest in equity securities unless a majority of the board of directors (including a majority of the members of the Corporate Governance Committee) not otherwise interested in the transaction approves such investment as being fair, competitive and commercially reasonable; provided, that an investment in equity securities of a “publicly traded entity” that is otherwise approved by a majority of the board of directors (including a majority of the members of the Corporate Governance Committee) not otherwise interested in the transaction shall be deemed fair, competitive and commercially reasonable if such investment is made through a trade effected on a recognized securities market. This provision is not intended to limit (i) acquisitions effected through the purchase of all of the equity securities of an existing entity, (ii) the investment in wholly owned subsidiaries of the Corporation or (iii) investments in asset-backed securities. For the purpose of this section, a “publicly traded entity” shall mean any entity having securities listed on a national securities exchange or included for quotation on an inter-dealer quotation system.~~

~~Section 9.10. Limitations on Investments in Commodities Contracts. The Corporation may not invest in commodities or commodity futures contracts, except for futures contracts used solely for the purpose of hedging in connection with the ordinary business of investing in real estate assets and mortgages.~~

~~Section 9.11. Limitations Regarding Mortgage Loans. The Corporation may not make or invest in mortgage loans unless an appraisal is obtained concerning the underlying property, except for those mortgage loans insured or guaranteed by a government or government agency. In cases in which the Corporate Governance Committee (by majority vote) so determines, and in all cases in which the transaction is with the Advisor, a director, a Sponsor or an Affiliate thereof, such an appraisal must be obtained from an Independent Expert concerning the underlying property. The Corporation shall keep the appraisal for at least five years and make it available for inspection and duplication by any Common Stockholder. In addition, a mortgagee’s or owner’s title insurance policy or commitment as to the priority of the mortgage or the condition of the title must be obtained. Further, the Advisor and the board of directors shall observe the following policies in connection with investing in or making mortgage loans:~~

~~(a) The Corporation shall not invest in real estate contracts of sale, otherwise known as land sale contracts, unless such contracts of sale are in recordable form and appropriately recorded in the chain of title.~~

~~(b) The Corporation shall not make or invest in mortgage loans, including construction loans, on any one property if the aggregate amount of all mortgage loans outstanding on the property, including the loans of the Corporation, would exceed an amount equal to 85% of the appraised value of the property as determined by appraisal unless the board determines that a substantial justification exists because of the presence of other underwriting criteria. For purposes of this subsection, the “aggregate amount of all mortgage loans outstanding on the property, including the loans of the Corporation,” shall include all interest (excluding contingent participation in income and/or appreciation in value of the mortgaged property), the current payment of which may be deferred pursuant to the terms of such loans, to the extent that deferred interest on each loan exceeds 5% per annum of the principal balance of the loan.~~

~~(c) The Corporation may not make or invest in any mortgage loans that are subordinate to any mortgage or equity interest of the Advisor, a Sponsor, a director or an Affiliate of the Corporation.~~

~~Section 9.12. Limitations on Investments in Unimproved Real Property. The Corporation may not make investments in Unimproved Real Property or mortgage loans on Unimproved Real Property in excess of 10% of the Corporation’s total assets.~~

~~Section 9.13. Limitations on Issuances of Securities. The Corporation may not (a) issue equity securities on a deferred payment basis or other similar arrangement; (b) issue debt securities in the absence of adequate cash flow to cover debt service unless the historical debt service coverage (in the most recently completed fiscal year) as adjusted for known changes is sufficient to service that higher level of debt as determined by the board of directors or a duly authorized executive officer of the Corporation; (c) issue equity securities that are assessable after receipt by the Corporation of the consideration for which the board of directors authorized their issuance; or (d) issue equity securities redeemable solely at the option of the holder, which restriction has no affect on the Corporation’s ability to implement a share repurchase program. The Corporation may issue shares of Preferred Stock with voting rights; provided that, when a privately issued share of Preferred Stock is entitled to vote on a matter with the holders of shares of Common Stock, the relationship between the number of votes per such share of Preferred Stock and the consideration paid to the Corporation for such share shall not exceed the relationship between the number of votes per any publicly offered share of Common Stock and the book value per outstanding share of Common Stock. Nothing in this Section 9.13 is intended to prevent the Corporation from issuing equity securities pursuant to a plan whereby the commissions on the sales of such securities are in whole or in part deferred and paid by the purchaser thereof out of future distributions on such securities or otherwise.~~

~~Section 9.14. Limitations on Roll-Up Transactions. In connection with any proposed Roll-Up Transaction, an appraisal of all of the Corporation’s assets shall be obtained from a competent Independent Expert. If the appraisal will be included in a Prospectus used to offer the securities of a Roll-Up Entity, the appraisal shall be filed with the Securities and Exchange Commission and the states in which registration of such securities is sought, as an exhibit to the registration statement for the offering. The Corporation’s assets shall be appraised on a consistent basis. The appraisal shall be based on the evaluation of all relevant information and shall indicate the value of the assets as of a date immediately prior to the announcement of the proposed Roll-Up Transaction. The appraisal shall assume an orderly liquidation of the assets over a 12-month period. The terms of the engagement of the Independent Expert shall clearly state that the engagement is for the benefit of the Corporation and its stockholders. A summary of the appraisal, indicating all material assumptions underlying the appraisal, shall be included in a report to stockholders in connection with a proposed Roll-Up Transaction. In connection with a proposed Roll-Up Transaction, the Person sponsoring the Roll-Up Transaction shall offer to each Common Stockholder who votes against the proposed Roll-Up Transaction the choice of:~~

~~(a) accepting the securities of the Roll-Up Entity offered in the proposed Roll-Up Transaction; or~~

~~(b) one of the following:~~

~~(i) remaining as a Common Stockholder of the Corporation and preserving its interests therein on the same terms and conditions as existed previously; or~~

~~(ii) receiving cash in an amount equal to the stockholder’s pro rata share of the appraised value of the Net Assets of the Corporation.~~

~~The Corporation is prohibited from participating in any proposed Roll-Up Transaction:~~

~~(c) that would result in the Common Stockholders having democracy rights in a Roll-Up Entity that are less than the rights set forth in Sections 11.1, 11.4, 11.5, 11.6 and 11.7 hereof;~~

~~(d) that includes provisions that would operate as a material impediment to, or frustration of, the accumulation of shares by any purchaser of the securities of the Roll-Up Entity (except to the minimum extent necessary to preserve the tax status of the Roll-Up Entity), or that would limit the ability of an investor to exercise the voting rights of its securities of the Roll-Up Entity on the basis of the number of shares of Common Stock held by that investor;~~

~~(e) in which investors’ rights of access to the records of the Roll-Up Entity will be less than those described in Section 11.7 hereof; or~~

~~(f) in which any of the costs of the Roll-Up Transaction would be borne by the Corporation if the Roll-Up Transaction is not approved by the Common Stockholders.~~

~~Section 9.15. Limitations on Underwriting. The Corporation may not engage in underwriting or the agency distribution of securities issued by others.~~

~~ARTICLE X~~
~~CONFLICTS OF INTEREST~~

~~Section 10.1. Corporate Governance Committee.~~

~~(a) During any time that the Corporation is advised by the Advisor, there shall be a committee (the “Corporate Governance Committee”) of the board of directors composed of all of the Independent Directors. The Corporate Governance Committee is authorized to select and retain its own legal and financial advisors. In addition to those other powers delegated to the Corporate Governance Committee by this charter or by the board of directors, the Corporate Governance Committee may act on any matter that may be delegated to a committee under the MGCL. If a matter cannot be delegated to a committee under the MGCL but the Corporate Governance Committee has determined that the matter at issue is such that the exercise of independent judgment by the directors who are not Independent Directors could reasonably be compromised, both the board of directors and the Corporate Governance Committee must approve the matter. Any board action regarding Organization and Offering Expenses, provided that all Organization and Offering Expenses shall be reasonable and shall not, in the aggregate, exceed the 15% of proceeds of an offering, or the selection of an Independent Expert or the matters covered in any of Sections 5.9, 7.6, 8.1, 8.2, 8.4, 8.5, 8.6, 8.7, 9.1, 9.8, 10.1, 11.1, 12.2 or 12.3 shall require the approval of a majority of the Corporate Governance Committee.~~

~~(b) The Corporate Governance Committee may create a subcommittee of the Corporate Governance Committee and delegate to the subcommittee any of the powers of the Corporate Governance Committee. The members of any such subcommittee shall serve at the pleasure of the Corporate Governance Committee.~~

~~Section 10.2. Voting by Corporate Governance Committee. For an action to be taken by the Corporate Governance Committee or a subcommittee thereof, the matter must be approved by a majority of the Independent Directors present for the purposes of determining a quorum at a meeting at which a quorum is present or such higher threshold as required by the charter. If any such Independent Director has an interest in the matter at issue other than in his or her role as a director, the matter must also be approved by a majority of those Independent Directors present at the meeting who have no other interest in the matter.~~

~~ARTICLE XI~~
~~STOCKHOLDERS~~

~~Section 11.1. Meetings of Stockholders. There shall be an annual meeting of the stockholders, to be held at such time and place as shall be determined by or in the manner prescribed in the bylaws, at which the directors shall be elected and any other proper business may be conducted. The annual meeting will be held on a date that is a reasonable period of time following the distribution of the Corporation’s annual report to Common Stockholders but not less than 30 days after delivery of such report; the board of directors and the Corporate Governance Committee shall take reasonable efforts to ensure that this requirement is met. The holders of a majority of the shares of Capital Stock entitled to vote who are present in person or by proxy at an annual meeting of stockholders at which a quorum is present may, without the necessity for concurrence by the board, vote to elect the directors. The presence in person or by proxy of stockholders entitled to cast 50% of all the votes entitled to be cast at the meeting on any matter constitutes a quorum. Special meetings of stockholders may be called in the manner provided in the bylaws, including by the president or by a majority of the directors or a majority of the Independent Directors, and shall be called by the secretary of the Corporation upon written request of Common Stockholders holding in the aggregate not less than 10% of the votes entitled to be cast on any issue proposed to be considered at any such special meeting. Upon receipt of a written request stating the purpose of such special meeting, our Secretary shall provide all stockholders within 10 days of receipt of said request notice, whether in person or by mail, of a special meeting and the purpose of such special meeting to be held on a date not less than 15 days nor more than 60 days after the delivery of such notice. If the meeting is called by written request of stockholders as described in this Section 11.1, the special meeting shall be held at the time and place specified in the stockholder request; provided, however, that if none is so specified, at such time and place convenient to the stockholders.~~

~~Section 11.2. Extraordinary Actions. Notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of the holders of shares entitled to cast a greater number of votes, any such action shall be effective and valid if taken or approved by the affirmative vote of holders of shares entitled to cast a majority of all the votes entitled to be cast on the matter.~~

~~Section 11.3. Unsolicited Takeover Statute. Until the Common Stock of the Corporation is Listed, the Corporation may not take advantage of any of the permissive provisions of Title 3, Subtitle 8 of the MGCL, as amended from time to time or any successor statute thereto.~~

~~Section 11.4. Voting Rights of Stockholders. The concurrence of the board shall not be required in order for the Common Stockholders to remove directors or to amend the charter or dissolve the corporation. Without the approval of a majority of the shares of Common Stock entitled to vote on the matter, the board of directors may not (a) amend the charter to adversely affect the rights, preferences and privileges of the Common Stockholders; (b) amend charter provisions relating to director qualifications, fiduciary duties, liability and indemnification, conflicts of interest, investment policies or investment restrictions; (c) liquidate or dissolve the Corporation other than before the initial investment in property; (d) sell all or substantially all of the Corporation’s assets other than in the ordinary course of the Corporation’s business; or (e) cause the merger or other reorganization of the Corporation.~~

~~Section 11.5. Voting Limitations on Shares Held by the Advisor, Directors and Affiliates. No shares of Common Stock may be transferred or issued to the Advisor, a director, or any Affiliate thereof unless such prospective stockholder agrees that it will not vote or consent on matters submitted to the Common Stockholders regarding (a) the removal of such Advisor, director or any of its Affiliates or (b) any transaction between the Corporation and any such Advisor, director or any of its Affiliates. To the extent permitted by the MGCL, in determining the requisite percentage in interest of shares of Common Stock necessary to approve a matter on which the Advisor, a director and any of their Affiliates may not vote or consent, any shares owned by any of them shall not be included.~~

~~Section 11.6. Right of Inspection. Any Common Stockholder and any designated representative thereof shall be permitted access to the records of the Corporation to which it is entitled under applicable law at all reasonable times and may inspect and copy any such records for a reasonable charge. Inspection of the Corporation’s books and records by the office or agency administering the securities laws of a jurisdiction shall be permitted upon reasonable notice and during normal business hours.~~

~~Section 11.7. Access to Stockholder List. An alphabetical list of the names, addresses and telephone numbers of the Common Stockholders of the Corporation, along with the number of shares of Common Stock held by each of them (the “Stockholder List”), shall be maintained as part of the books and records of the Corporation and shall be available for inspection by any Common Stockholder or the stockholder’s designated agent at the home office of the Corporation upon the request of the Common Stockholder. The Stockholder List shall be updated at least quarterly to reflect changes in the information contained therein. A copy of such list shall be mailed to any Common Stockholder so requesting within 10 days of receipt by the Corporation of the request. The copy of the Stockholder List shall be printed in alphabetical order, on white paper and in a readily readable type size (in no event smaller than 10-point type). The Corporation may impose a reasonable charge for expenses incurred in reproduction pursuant to the stockholder request. A Common Stockholder may request a copy of the Stockholder List in connection with matters relating to stockholders’ voting rights and the exercise of stockholder rights under federal proxy laws.~~

~~If the Advisor or the board neglects or refuses to exhibit, produce or mail a copy of the Stockholder List as requested, the Advisor and/ or the board, as the case may be, shall be liable to any Common Stockholder requesting the list for the costs, including reasonable attorneys’ fees, incurred by that stockholder for compelling the production of the Stockholder List and for actual damages suffered by any Common Stockholder by reason of such refusal or neglect. It shall be a defense that the actual purpose and reason for the requests for inspection or for a copy of the Stockholder List is not for a proper purpose but is instead for the purpose of securing such list of stockholders or other information for the purpose of selling such list or copies thereof, or using the same for a commercial purpose other than in the interest of the applicant as a stockholder relative to the affairs of the Corporation. The Corporation may require the stockholder requesting the Stockholder List to represent that the list is not requested for a commercial purpose unrelated to the stockholder’s interest in the Corporation. The remedies provided hereunder to stockholders requesting copies of the Stockholder List are in addition to, and shall not in any way limit, other remedies available to stockholders under federal law or the laws of any state.~~

~~Section 11.8. Reports. The Corporation shall cause to be prepared and mailed or delivered to each Common Stockholder as of a record date after the end of the fiscal year and each holder of other publicly held securities of the Corporation within 120 days after the end of the fiscal year to which it relates an annual report for each fiscal year ending after the Initial Public Offering of its securities that shall include: (a) financial statements prepared in accordance with generally accepted accounting principles that are audited and reported on by independent certified public accountants; (b) the ratio of the costs of raising capital during the period to the capital raised; (c) the aggregate amount of advisory fees and the aggregate amount of other fees paid to the Advisor and any Affiliate of the Advisor by the Corporation, including fees or charges paid to the Advisor and any Affiliate of the Advisor by third parties doing business with the Corporation; (d) the Total Operating Expenses of the Corporation, stated as a percentage of Average Invested Assets and as a percentage of its Net Income; (e) a report from the Corporate Governance Committee that the policies being followed by the Corporation are in the best interests of its Common Stockholders and the basis for such determination; and (f) separately stated, full disclosure of all material terms, factors and circumstances surrounding any and all transactions involving the Corporation and the Advisor, Sponsor, a director or any Affiliate thereof occurring in the year for which the annual report is made, and the Corporate Governance Committee shall be specifically charged with a duty to examine and comment in the report on the fairness of such transactions. Alternatively, such information may be provided in a proxy statement delivered with the annual report. The board of directors, including the Independent Directors, shall take reasonable steps to ensure that the requirements of this Section 11.8 are met. The annual report may be delivered by any reasonable means, including through an electronic medium. Electronic delivery of the annual report or proxy statement shall comply with any then-applicable rules of the U.S. Securities and Exchange Commission.~~

~~Section 11.9. Rights of Objecting Stockholders. Holders of shares of Capital Stock shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL unless the board, upon the affirmative vote of a majority of the entire board, shall determine that such rights shall apply, with respect to all or any classes or series of Capital Stock, to a particular transaction or all transactions occurring after the date of such approval in connection with which holders of such shares of Capital Stock would otherwise be entitled to exercise such rights.~~

~~Section 11.10. Liability of Stockholders. The shares of Common Stock of the Corporation shall be non-assessable by the Corporation upon receipt by the Corporation of the consideration for which the board of directors authorized their issuance.~~

~~Section 11.11. Tender Offers. If any stockholder of the Corporation makes a tender offer, including, without limitation, a “mini-tender” offer, such stockholder must comply with all of the provisions set forth in Regulation 14D of the Securities Exchange Act of 1934, as amended, including, without limitation, disclosure and notice requirements, which would be applicable if the tender offer was for more than 5% of the outstanding securities of the Corporation, provided, however, that such documents are not required to be filed with the Securities and Exchange Commission. In addition, any such stockholder must provide notice to the Corporation at least 10 Business Days prior to initiating any such tender offer. If any stockholder initiates a tender offer without complying with the provisions set forth above (a “Non-Compliant Tender Offer”), the Corporation, in its sole discretion, shall have the right to redeem such non-compliant stockholder’s shares of Capital Stock and any shares of Capital Stock acquired in such tender offer (collectively, the “Tendered Shares”) at the lesser of (i) with respect to Common Stock, the price then being paid per share of Common Stock purchased in the Corporation’s latest offering of Common Stock at full purchase price (not discounted for commission reductions nor for reductions in sale price permitted pursuant to the distribution reinvestment plan), (ii) the fair market value of the shares as determined by an independent valuation obtained by the Corporation or (iii) the lowest tender offer price offered in such Non-Compliant Tender Offer. The Corporation may purchase such Tendered Shares upon delivery of the purchase price to the stockholder initiating such Non-Compliant Tender Offer, and, upon such delivery, the Corporation may instruct any transfer agent to transfer such purchased shares to the Corporation. In addition, any stockholder who makes a Non-Compliant Tender Offer shall be responsible for all expenses incurred by the Corporation in connection with the enforcement of the provisions of this Section 11.11, including, without limitation, expenses incurred in connection with the review of all documents related to such tender offer and expenses incurred in connection with any purchase of Tendered Shares by the Corporation. The Corporation maintains the right to offset any such expenses against the dollar amount to be paid by the Corporation for the purchase of Tendered Shares pursuant to this Section 11.11. In addition to the remedies provided herein, the Corporation may seek injunctive relief, including, without limitation, a temporary or permanent restraining order, in connection with any Non-Compliant Tender Offer.~~

~~ARTICLE XII~~
~~LIABILITY OF DIRECTORS,~~
~~OFFICERS, ADVISORS AND OTHER AGENTS~~

~~Section 12.1. Limitation of Director and Officer Liability. Except as prohibited by Maryland law or the restrictions provided in Section 12.3, no director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages. Neither the amendment nor repeal of this Section 12.1, nor the adoption or amendment of any other provision of the charter or bylaws inconsistent with this Section 12.1, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act that occurred prior to such amendment, repeal or adoption.~~

~~Section 12.2. Indemnification.~~

~~Except as prohibited by Maryland law or the restrictions provided in Section 12.2(a), Section 12.3 and Section 12.4, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of the final disposition of a proceeding to: (i) any individual who is a present or former director or officer of the Corporation; (ii) any individual who, while a director of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner, member, manager or trustee of another corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or any other enterprise; or (iii) the Advisor or any of its Affiliates acting as an agent of the Corporation, from and against any claim or liability to which such indemnitee may become subject or which such indemnitee may incur by reason of the indemnitee’s service in such capacity. Except as provided in Section 12.2(a), Section 12.3 and Section 12.4, the Corporation shall have the power with the approval of the board of directors to provide such indemnification and advancement of expenses to any Person who served a predecessor of the Corporation in any of the capacities described above or to any employee or agent of the Corporation or a predecessor of the Corporation or any employee of the Advisor or any of the Advisor’s Affiliates acting as an agent of the Corporation.~~

~~(a) Notwithstanding the foregoing, the Corporation shall not indemnify the directors or the Advisors or its Affiliates or any Person acting as a broker-dealer for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met: (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee; (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee; or (iii) a court of competent jurisdiction approves a settlement of the claims against a particular indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Securities and Exchange Commission and of the published position of any state securities regulatory authority in which securities of the Corporation were offered or sold as to indemnification for violations of securities laws.~~

~~(b) The rights of a director or officer to indemnification and advance of expenses provided hereby shall vest immediately upon election of such director or officer. No amendment of the charter or repeal of any of its provisions shall limit or eliminate the right of indemnification or advancement of expenses provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.~~

~~Section 12.3. Limitation on Exculpation and Indemnification. Notwithstanding the foregoing, the Corporation shall not provide for indemnification of the directors or the Advisor or its Affiliates for any liability or loss suffered by any of them, nor shall any of them be held harmless for any loss or liability suffered by the Corporation, unless all of the following conditions are met:~~

~~(1) The directors or the Advisor or its Affiliates have determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Corporation.~~

~~(2) The directors or the Advisor or its Affiliates were acting on behalf of or performing services for the Corporation.~~

~~(3) Such liability or loss was not the result of:~~

~~(i) negligence or misconduct by the directors (excluding the Independent Directors) or the Advisor or its Affiliates; or~~

~~(b) gross negligence or willful misconduct by the Independent Directors.~~

~~(4) Such indemnification or agreement to hold harmless is recoverable only out of the Corporation’s Net Assets and not from its Common Stockholders.~~

~~Section 12.4. Limitation on Payment of Expenses. The Corporation shall pay or reimburse reasonable legal expenses and other costs incurred by the directors or the Advisors or its Affiliates in advance of the final disposition of a proceeding only if (in addition to the procedures required by the MGCL) all of the following are satisfied: (a) the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Corporation, (b) the legal proceeding was initiated by a third party who is not a Common Stockholder or, if by a Common Stockholder acting in his or her capacity as such, a court of competent jurisdiction approves such advancement and (c) the directors or the Advisor or its Affiliates undertake to repay the amount paid or reimbursed by the Corporation, together with the applicable legal rate of interest thereon, if it is ultimately determined that the particular indemnitee is not entitled to indemnification.~~

~~ARTICLE XIII~~
~~AMENDMENT~~

Section 7.7                  Severability. If any provision of this Article VII or any application of any such provision is determined to be invalid by any federal or state court having jurisdiction over the issues, the validity of the remaining provisions shall not be affected and other applications of such provisions shall be affected only to the extent necessary to comply with the determination of such court.

ARTICLE VIII.

AMENDMENTS

~~Subject to Section 11.4, the~~The Corporation reserves the right from time to time to make any amendment to the ~~charter~~Charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the ~~charter~~Charter, of any shares of outstanding ~~Capital Stock.~~

~~ARTICLE XIV~~
~~GOVERNING LAW The rights of all parties and the validity, construction and effect of every provision hereof shall be subject to and construed according to the laws of the State of Maryland without regard to conflicts of laws provisions thereof; provided that the foregoing choice of law shall not restrict the application of any state’s securities laws to the sale of securities to its residents or within such state.~~ stock. All rights and powers conferred by the Charter on stockholders, directors and officers are granted subject to this reservation. Except as otherwise provided in the Charter and except for those amendments permitted to be made without stockholder approval under Maryland law or by specific provision in the Charter, any amendment to the Charter shall be valid only if declared advisable by the Board of Directors and approved by the affirmative vote of holders of shares entitled to cast a majority of all the votes entitled to be cast on the matter. However, any amendment to Section 5.9 and Article VII or to this sentence of the Charter shall be valid only if declared advisable by the Board of Directors and approved by the affirmative vote of holders of shares entitled to cast at least two-thirds of all the votes entitled to be cast on the matter.

ARTICLE IX.

LIMITATION OF LIABILITY

To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages. Neither the amendment nor repeal of this Article IX, nor the adoption or amendment of any other provision of the Charter or the Bylaws inconsistent with this Article IX, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

THIRD: The amendment to and restatement of the ~~charter of the Corporation~~Charter as hereinabove set forth have been duly advised by the ~~board~~Board of ~~directors~~Directors and approved by the ~~stockholder~~stockholders of the Corporation as required by law.

FOURTH: The current address of the principal office of the Corporation is as set forth in Article ~~III~~IV of the foregoing amendment and restatement of the ~~charter.~~ Charter.

FIFTH: The name and address of the Corporation~~’~~'s current resident agent are as set forth in Article ~~III~~IV of the foregoing amendment and restatement of the ~~charter.~~ Charter.

SIXTH: The number of directors of the Corporation and the names of those currently in office are as set forth in ~~Section 7.1~~Article V of the foregoing amendment and restatement of the ~~charter.~~ Charter.

SEVENTH: The total number of shares of stock which the Corporation had authority to issue immediately prior to this amendment and restatement was 1,010,000 shares, consisting of 1,000,000,000 shares of Common Stock, $0.01 par value per share, and 10,000,000 shares of preferred stock, par value $0.01 per share. The aggregate par value of all shares of stock having par value was $10,010,000.

EIGHTH: The total number of shares of stock which the Corporation has authority to issue pursuant to the foregoing amendment and restatement of the Charter is 1,000,000,000, consisting of 900,000,000 shares of Common Stock, $0.01 par value per share, and 100,000,000 shares of Preferred Stock, $0.01 par value per share. The aggregate par value of all authorized shares of stock having par value is $10,000,000.

NINTH: The undersigned Chairman and Chief Executive Officer acknowledges ~~the foregoing amendment and restatement of the charter~~these Articles of Amendment and Restatement to be the corporate act of the Corporation and, as to all matters ~~and~~or facts required to be verified under oath, the undersigned Chairman and Chief Executive Officer acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties ~~of~~for perjury.

[~~SIGNATURES ON FOLLOWING PAGE]~~SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, ~~Plymouth Opportunity REIT, Inc., has caused the foregoing amendment and restatement of the charter~~the Corporation has caused these Second Articles of Amendment and Restatement to be signed in its name and on its behalf by its Chairman and Chief Executive Officer of the Board and attested to by its ~~Secretary~~Executive Vice President, Chief Financial Officer and Treasurer on this ~~29th~~___ day of ~~August, 2011.~~ July, 2014.

ATTEST: PLYMOUTH ~~OPPORTUNITY~~INDUSTRIAL REIT, INC.

~~By:~~ (SEAL)

Daniel C. Wright Jeffrey E. Witherell
~~Chief Executive Officer~~

~~ATTEST~~

~~By:~~
~~_____________________~~
~~Secretary~~

Executive Vice President, Chief Financial Officer Chairman and Chief Executive Officer
and Treasurer

Appendix B

PLYMOUTH INDUSTRIAL REIT, INC.

260 Franklin Street, Suite 1900, Boston, Massachusetts 02110

SPECIAL MEETING OF STOCKHOLDERS
august 4, 2014

PROXY CARD

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON AUGUST 4, 2014.

The undersigned stockholder of Plymouth Industrial REIT, Inc., a Maryland corporation, hereby appoints Jeffrey E. Witherell as proxy and attorney-in-fact, with the power to appoint his substitute, on behalf and in the name of the undersigned, to attend the Special Meeting of Stockholders of Plymouth Industrial REIT, Inc. to be held on August 4, 2014, at 9:00 a.m., Eastern Time, at 260 Franklin Street, Suite 1900, Boston, Massachusetts 02110, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the notice of Special Meeting of Stockholders, and of the accompanying proxy statement, the terms of each of which are hereby incorporated by reference. The undersigned hereby revokes any proxy heretofore given with respect to such meeting.

You may obtain directions to attend the Special Meeting of Stockholders of Plymouth Industrial REIT, Inc., by calling our Corporate Secretary at (617) 340-3814.

This proxy is solicited on behalf of the Board of Directors of Plymouth Industrial REIT, Inc.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE PROPOSALS SET FORTH BELOW.

THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS DIRECTED. IF THIS PROXY IS EXECUTED BUT NO DIRECTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" ALL OF THE PROPOSALS SET FORTH BELOW. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

PROPOSAL 1: Approve amendments to our charter to remove or revise certain provisions relating to our stock and stockholders.

❑ For	❑ Against	❑ Abstain

PROPOSAL 2: Approve amendments to our charter to remove or revise certain provisions relating to the Board of Directors.

❑ For	❑ Against	❑ Abstain

PROPOSAL 3: Approve amendments to our charter to remove or revise certain provisions relating to the conduct of our business that limit or regulate certain of our powers.

❑ For	❑ Against	❑ Abstain

PROPOSAL 4: Approve an amendment to our charter to remove the majority voting standard for the election of directors and implement the default plurality voting standard under the Maryland General Corporation Law.

❑ For	❑ Against	❑ Abstain

PROPOSAL 5: Approve amendments to our charter to remove or revise certain provisions with respect to stockholder meeting requests, meetings, information and voting rights.

❑ For	❑ Against	❑ Abstain

PROPOSAL 6: Approve amendments to our charter to effectuate certain ministerial modifications, clarifications and conforming changes to, and the restatement of, our charter.

❑ For	❑ Against	❑ Abstain

PROPOSAL 7: Permit the Board to adjourn the Special Meeting, if necessary, to solicit additional proxies in favor of Proposals 1 through 6 if there are not sufficient votes for either such proposal.

❑ For	❑ Against	❑ Abstain

SIGN, DATE and RETURN:

When shares are held by joint tenants or tenants in common, the signature of one shall bind all unless the Secretary of the Company is given written notice to the contrary and furnished with a copy of the instrument or order that so provides. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

Name:	Date: / /2014
Title:
Name:
Title:

YOUR VOTE IS IMPORTANT!

You can authorize a proxy to cast your vote and otherwise represent you at the Special Meeting of Stockholders in one of the following ways:

MAIL: Return the completed proxy card in the accompanying self-addressed postage-paid return envelope. Completed proxy cards must be received by August 2, 2014.

FAX: Fax the completed proxy card to 214-887-7411 until 5:00 p.m. Eastern Time on August 3, 2014.

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